                                                                      PROSPECTUS
                                                                     MAY 1, 1998

                                   COMPASS 2

    The individual flexible payment deferred annuity contracts (the "Contracts") offered by this Prospectus are designed for use in connection with personal retirement plans, some of which qualify for federal income tax advantages available under Sections 401, 403 or 408 of the Internal Revenue Code. The Contracts are issued by Sun Life Insurance and Annuity Company of New York (the "Company"). The Company's Annuity Service Mailing Address is 80 Broad Street, New York, New York 10004.

    The Owner of a Contract may elect to have Contract values accumulated on a fixed basis in the Fixed Account (which is part of the Company's general account and pays interest at a guaranteed fixed rate) or on a variable basis in Sun Life (N.Y.) Variable Account B (the "Variable Account"), a separate account of the Company, or divided among the Fixed Account and the Variable Account. The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account uses its assets to purchase, at net asset value, shares of a specific series of MFS/Sun Life Series Trust (the "Series Fund"), a mutual fund registered under the Investment Company Act of 1940. Shares of the Series Fund are issued in twenty-six series each corresponding to an independent portfolio of securities. Seven series are available as the investment medium for the Contracts: (1) Money Market Series; (2) High Yield Series; (3) Capital Appreciation Series; (4) Government Securities Series; (5) World Governments Series; (6) Total Return Series; and (7) Managed Sectors Series. If the Owner elects certain forms of an annuity as a retirement benefit, payments may be funded from either the Fixed Account or the Variable Account or from both the Fixed Account and the Variable Account. Contract values allocated to the Variable Account and annuity payments elected on a variable basis will vary to reflect the investment performance of the series of the Series Fund selected by the Owner.

    This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 1998 which is incorporated herein by reference. The Statement of Additional Information is available without charge from the Company upon written request to the above address or by telephoning (212) 943-3855 or (800) 447-7569. The Table of Contents for the Statement of Additional Information is shown on page 21 of this Prospectus.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE SERIES FUND.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                               TABLE OF CONTENTS

                                                                 PAGE
Definitions                                                         2
Synopsis                                                            3
Expense Summary                                                     4
Condensed Financial Information--Accumulation Unit Values           6
Performance Data                                                    7
Financial Statements                                                7
A Word About the Company, the Variable Account and the
  Series Fund                                                       7
Purchase Payments and Contract Values During Accumulation
  Period                                                            9
Cash Withdrawals                                                   10
Death Benefit                                                      11
Contract Charges                                                   13
Annuity Provisions                                                 14
Other Contract Provisions                                          16
Federal Tax Status                                                 18
Year 2000 Compliance                                               21
Distribution of the Contracts                                      21
Legal Proceedings                                                  21
Owner Inquiries                                                    21
Table of Contents for Statement of Additional Information          22

                                  DEFINITIONS

    The following terms as used in this Prospectus have the indicated meanings:

Accumulation Account: An account established for the Contract to which net Purchase Payments are credited in the form of Accumulation Units.

Accumulation Unit: A unit of measure used in the calculation of the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

Annuitant: The person or persons named in the Contract and on whose life the first annuity payment is to be made.

Annuity Commencement Date: The date on which the first annuity payment is to be made.

Annuity Unit: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment.

Beneficiary: The person who has the right to the death benefit set forth in the Contract.

Contract Years and Contract Anniversaries: The first Contract Year shall be the period of 12 months plus a part of a month as measured from the date the Contract is issued to the first day of the calendar month which follows the calendar month of issue. All Contract Years and Contract Anniversaries thereafter shall be 12 month periods based upon such first day of the calendar month which follows the calendar month of issue.

Due Proof of Death: An original certified copy of an official death certificate, or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

Fixed Account: The Fixed Account consists of all assets of the Company other than those allocated to separate accounts of the Company.

Fixed Annuity:  An annuity with payments which do not vary as to dollar amount.

Non-Qualified Contract: A Contract used in connection with a retirement plan which does not receive favorable federal income tax treatment under Sections 401, 403 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"). Such Contract must be owned by a natural person or agent for a natural person for the Contract to receive favorable income tax treatment as an annuity.

Owner: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued.

Payee: The recipient of payments under the Contract. The term may include an Annuitant, a Beneficiary who becomes entitled to benefits upon the death of the Annuitant or any person who is designated as the beneficiary of distributions made as a result of the death of the Owner.

Purchase Payment (Payment): An amount paid to the Company by the Owner or on the Owner's behalf as consideration for the benefits provided by the Contract.

Qualified Contract: A Contract used in connection with a retirement plan which receives favorable federal income tax treatment under Sections 401, 403 or 408 of the Code.

Series Fund:  MFS/Sun Life Series Trust.

Sub-Account: That portion of the Variable Account which invests in shares of a particular series or sub-series of the Series Fund.

Valuation Period: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values.

Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Sub- Accounts of the Variable Account.

                                    SYNOPSIS

    Purchase Payments are allocated to Sub-Accounts of the Variable Account or to the Fixed Account or to both Sub-Accounts and the Fixed Account as selected by the Owner. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25 (see "Purchase Payments" on page 9). Subject to certain conditions, during the accumulation period the Owner may, without charge, transfer amounts among the Sub-Accounts and between the Sub-Accounts and the Fixed Account (see "Transfers/Conversions of Accumulation Units" on page 10).

    No sales charge is deducted from Purchase Payments; however, if any portion of a Contract's Accumulation Account is surrendered, the Company will, with certain exceptions, deduct a 5% withdrawal charge (i.e., a contingent deferred sales charge) to cover certain expenses relating to the sale of the Contracts. A portion of the Accumulation Account may be withdrawn each year without the assessment of a withdrawal charge, and after a Purchase Payment has been held by the Company for five years it may be withdrawn without charge. Also, no withdrawal charge is assessed upon annuitization or upon the transfers/conversions described above (see "Cash Withdrawals" and "Withdrawal Charges" on pages 10 and 13, respectively).

    Special restrictions on withdrawals apply to Contracts used with Tax-Sheltered Annuities established pursuant to Section 403(b) of the Code (see "Section 403(b) Annuities" on page 11).

    In addition, under certain circumstances withdrawals may result in tax penalties (see "Federal Tax Status" on page 18).

    In the event of the death of the Annuitant prior to the Annuity Commencement Date, the Company will pay a death benefit to the Beneficiary. If the death of the Annuitant occurs on or after the Annuity Commencement Date, no death benefit will be payable under the Contract except as may be provided under the annuity option elected (see "Death Benefit" on page 11).

    On each Contract Anniversary and on surrender of the Contract for full value, the Company will deduct a contract maintenance charge of $30 from the Accumulation Account to reimburse it for administrative expenses related to the issuance and maintenance of the Contracts. After the Annuity Commencement Date the charge will be deducted pro rata from each annuity payment made during the year (see "Contract Maintenance Charge" on page 13).

    The Company also deducts a mortality and expense risk charge at the end of each Valuation Period equal to an annual rate of 1.30% of the daily net assets of the Variable Account for mortality and expense risks assumed by the Company (see "Mortality and Expense Risk Charge" on page 13).

    Premium taxes payable to any governmental entity will be charged against the Contracts (see "Premium Taxes" on page 14).

    Annuity payments will begin on the Annuity Commencement Date. The Owner selects the Annuity Commencement Date, frequency of payments, and the annuity option (see "Annuity Provisions" on page 14).

    If the Owner is not satisfied with the Contract it may be returned to the Company at its Annuity Service Mailing Address within ten days after it was delivered to the Owner. When the Company receives the returned Contract it will be cancelled and the full amount of any Purchase Payment(s) received by the Company will be refunded to the Owner.

                                EXPENSE SUMMARY

    The purpose of the following table and Examples is to help Owners and prospective purchasers of the Contracts to understand the costs and expenses that are borne, directly and indirectly, by Owners. The table reflects expenses of the Variable Account attributable to the Contracts as well as of the Series Fund. The information set forth should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Series Fund's prospectus. In addition to the expenses listed below, premium taxes may be applicable if the Owner is other than a New York State resident.

                                          MONEY     HIGH      CAPITAL      GOVERNMENT      WORLD      TOTAL    MANAGED
                                          MARKET   YIELD    APPRECIATION   SECURITIES   GOVERNMENTS   RETURN   SECTORS
CONTRACT OWNER TRANSACTION EXPENSES       SERIES   SERIES      SERIES        SERIES       SERIES      SERIES   SERIES
----------------------------------------  ------   ------   ------------   ----------   -----------   ------   -------
Sales Load Imposed on Purchases.........  $   0    $    0   $      0       $     0      $      0      $   0    $    0
Deferred Sales Load (as a percentage of
 Purchase Payments withdrawn) (1)
  Years Payment in Account
    0-5.................................      5%        5%         5%            5%            5%         5%        5%
    Thereafter..........................      0%        0%         0%            0%            0%         0%        0%
Exchange Fee............................  $   0    $    0   $      0       $     0      $      0      $   0    $    0

ANNUAL CONTRACT FEE                                                     $30 per Contract
----------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES
----------------------------------------
(as a percentage of average Separate Account
 assets)
Mortality and Expense Risk Fees.........   1.30%     1.30%      1.30%         1.30%         1.30%      1.30%     1.30%
Other Account Fees and Expenses.........   0.00%     0.00%      0.00%         0.00%         0.00%      0.00%     0.00%
Total Separate Account Annual
 Expenses...............................   1.30%     1.30%      1.30%         1.30%         1.30%      1.30%     1.30%

SERIES FUND ANNUAL EXPENSES
----------------------------------------
(as a percentage of Series Fund average net
 assets)
Management Fees.........................   0.50%     0.75%      0.73%         0.55%         0.75%      0.66%     0.74%
Other Expenses..........................   0.07%     0.09%      0.05%         0.08%         0.16%      0.05%     0.08%
Total Series Fund Annual Expenses.......   0.57%     0.84%      0.78%         0.63%         0.91%      0.71%     0.82%

------------------------------
(1) A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for five years it may be withdrawn free of any withdrawal charge.

                                    EXAMPLES

    If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                                               1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                             -----------  -----------  -----------  -----------
Money Market Series........................................   $      64    $     104    $     146    $     219
High Yield Series..........................................   $      67    $     112    $     160    $     247
Capital Appreciation Series................................   $      66    $     110    $     157    $     241
Government Securities Series...............................   $      65    $     106    $     149    $     225
World Governments Series...................................   $      67    $     114    $     163    $     254
Total Return Series........................................   $      65    $     108    $     153    $     234
Managed Sectors Series.....................................   $      67    $     111    $     159    $     245

If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                                               1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                             -----------  -----------  -----------  -----------
Money Market Series........................................   $      19    $      59    $     101    $     219
High Yield Series..........................................   $      22    $      67    $     115    $     247
Capital Appreciation Series................................   $      21    $      65    $     112    $     241
Government Securities Series...............................   $      20    $      61    $     104    $     225
World Governments Series...................................   $      22    $      69    $     118    $     254
Total Return Series........................................   $      20    $      63    $     108    $     234
Managed Sectors Series.....................................   $      22    $      66    $     114    $     245

    THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

           CONDENSED FINANCIAL INFORMATION--ACCUMULATION UNIT VALUES

    The following information should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information, all of which has been audited by Deloitte & Touche LLP, independent certified public accountants.

                                                                      YEAR ENDED DECEMBER 31,
                               -----------------------------------------------------------------------------------------------------
                                  1988       1989      1990      1991      1992      1993      1994      1995      1996      1997
                               ----------  --------- --------- --------- --------- --------- --------- --------- --------- ---------
CAPITAL APPRECIATION SERIES
 Unit Value:
    Beginning of period         $12.9070    $13.6679  $19.8292  $17.6811  $24.5945  $27.5884  $32.1362  $30.5824  $40.5956  $48.6833
    End of period               $13.6679    $19.8292  $17.6811  $24.5945  $27.5884  $32.1362  $30.5824  $40.5956  $48.6833  $59.1724
  Units outstanding end of
   period                      1,578,672   1,492,598 1,488,508 1,498,930 1,647,257 1,631,966 1,352,145 1,311,905 1,149,253 1,049,111
HIGH YIELD SERIES
 Unit Value:
    Beginning of period         $11.6824    $13.2514  $12.9242  $10.9543  $15.9592  $18.1105  $21.0484  $20.3148  $23.4173  $25.9755
    End of period               $13.2514    $12.9242  $10.9543  $15.9592  $18.1105  $21.0484  $20.3148  $23.4173  $25.9755  $29.0298
  Units outstanding end of
   period                      2,397,135   1,789,852 1,031,781   822,234   799,929   815,313   673,380   570,116   489,793   421,472
GOVERNMENT SECURITIES SERIES
 Unit Value:
    Beginning of period         $12.1611    $12.9170  $14.3889  $15.4639  $17.6811  $18.6404  $20.0002  $19.3176  $23.4352  $22.5040
    End of period               $12.9170    $14.3889  $15.4639  $17.6811  $18.6404  $20.0002  $19.3176  $22.4352  $22.5040  $24.1586
  Units outstanding end of
   period                      3,412,353   2,979,834 3,019,599 2,805,551 2,572,771 2,077,587 1,877,778 1,317,288 1,160,869   897,267
MONEY MARKET SERIES
 Unit Value:
    Beginning of period         $11.1008    $11.7406  $12.6230  $13.4389  $14.0362  $14.3185  $14.5062  $14.8503  $15.4592  $16.0115
    End of period               $11.7406    $12.6230  $13.4389  $14.0362  $14.3185  $14.5062  $14.8503  $15.4592  $16.0115  $16.6078
  Units outstanding end of
   period                      1,805,049   1,978,834 2,049,178 1,572,794   945,904   822,445 1,074,216 1,084,910   917,551   713,552
WORLD GOVERNMENTS SERIES
 Unit Value:
    Beginning of period         $10.0000*   $10.3414  $11.2281  $12.5679  $14.2565  $14.1646  $16.6299  $15.6877  $17.9920  $18.5138
    End of period               $10.3414    $11.2281  $12.5679  $14.2565  $14.1646  $16.6299  $15.6877  $17.9197  $18.5138  $18.1356
  Units outstanding end of
   period                        156,516     132,954   203,424   447,204   539,885   572,506   530,682   433,736   358,117   256,940
TOTAL RETURN SERIES
 Unit Value:
    Beginning of period         $10.0000*   $10.4940  $12.1807  $12.3512  $14.8323  $15.9052  $17.8114  $17.1937  $21.5225  $24.2332
    End of period               $10.4940    $12.1807  $12.3512  $14.8323  $15.9052  $17.8114  $17.1937  $21.5225  $24.2332  $29.1777
  Units outstanding end of
   period                        131,742     762,845 1,182,806 1,568,328 1,958,326 2,239,181 2,083,366 1,740,564 1,532,369 1,345,153
MANAGED SECTORS SERIES
 Unit Value:
    Beginning of period         $10.0000*   $10.4022  $14.9199  $13.1936  $21.1295  $22.2236  $22.8407  $22.1251  $28.8928  $33.5381
    End of period               $10.4022    $14.9199  $13.1936  $21.1295  $22.2236  $22.8407  $22.1251  $28.8928  $33.5381  $41.5939
  Units outstanding end of
   period                         30,609     100,099   141,628   207,819   343,592   338,757   328,532   331,221   314,243   270,624

------------------------------
* At May 2, 1988, date of commencement of operations of the Sub-Account investing in shares of the Series.

                                PERFORMANCE DATA

    From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance data relating to the Sub-Accounts. Performance data will consist of total return quotations which will always include quotations for the period subsequent to the date each Sub-Account became available for investment under the Contracts, and for recent one year and, when applicable, five and ten year periods. Such quotations for such periods will be the average annual rates of return required for an initial Purchase Payment of $1,000 to equal the actual variable accumulation value attributable to such Purchase Payment on the last day of the period, after reflection of all applicable withdrawal and Contract charges. In addition, the Variable Account may calculate non-standardized rates of return that do not reflect withdrawal and Contract charges. Results calculated without withdrawal and/or Contract charges will be higher. Performance figures used by the Variable Account are based on the actual historical performance of the Series Fund for specified periods, and the figures are not intended to indicate future performance. The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More detailed information on the computations is set forth in the Statement of Additional Information.

                              FINANCIAL STATEMENTS

    Financial Statements of the Variable Account and the Company are included in the Statement of Additional Information.

       A WORD ABOUT THE COMPANY, THE VARIABLE ACCOUNT AND THE SERIES FUND

THE COMPANY

    Sun Life Insurance and Annuity Company of New York (the "Company") is a stock life insurance company incorporated under the laws of New York on May 25, 1983. Its Home Office is located at 80 Broad Street, New York, New York 10004.

    The Company is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), a stock life insurance company incorporated in Delaware and having its Executive Office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181. Sun Life of Canada (U.S.) is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Ontario, Canada, a mutual life insurance company incorporated in Canada in 1865.

THE VARIABLE ACCOUNT

    Sun Life (N.Y.) Variable Account B (the "Variable Account") was established as a separate account of the Company on December 3, 1984 pursuant to a resolution of the Company's Board of Directors. The Variable Account meets the definition of a separate account under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Under New York insurance law and under the Contracts, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

    The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific series of the Series Fund described below.

    In addition to the Contracts offered by this Prospectus, the Company issues other variable annuity contracts participating in the Variable Account.

THE SERIES FUND

    All amounts allocated to the Variable Account will be used to purchase, at their net asset value, shares of MFS/Sun Life Series Trust (the "Series Fund") as designated by the Owner. Any and all distributions made by the Series Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, administrative charges, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks and any applicable taxes will, in effect, be made by redeeming the number of Series Fund shares, at their net asset value, equal in total value to the amount to be deducted. The Variable Account will be fully invested in Series Fund shares at all times.

    Shares of the Series Fund are available exclusively to separate accounts established by the Company and Sun Life of Canada (U.S.) to fund benefits under variable life insurance and variable annuity products. Certain risks involved in funding benefits under both life insurance and annuity contracts are discussed in the Series Fund prospectus under the caption "Management of the Series Fund." The Series Fund is composed of twenty-six independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in twenty-six series, each corresponding to one of the portfolios; however the Contracts provide for investment only in shares of the seven series of the Series Fund described below. Massachusetts Financial Services Company, an affiliate of Sun Life of Canada (U.S.), is the Series Fund's investment adviser. The investment objectives of each of the seven available series of the Series Fund are summarized below. More detailed information may be found in the current prospectus of the Series Fund and the Series Fund's Statement of Additional Information. A prospectus for the Series Fund must accompany this Prospectus and should be read in conjunction herewith.

    (1) MONEY MARKET SERIES ("MMS") will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months. An investment in this series is neither issued nor guaranteed by the U.S. Government. There can be no assurance that the series will be able to maintain a stable net asset value of $1.00 per share.

    (2) HIGH YIELD SERIES ("HYS") will seek high current income and capital appreciation by investing primarily in fixed income securities of U.S. and foreign issuers which may be in the lower rated categories or unrated (commonly known as "junk bonds") and which may include equity features. The series may invest up to 100% of its net assets in these securities, which generally involve greater risks, including volatility of price, risk to principal and income, default risks, and less liquidity than securities in the higher rated categories. Any person contemplating allocating Purchase Payments to the Sub-Account investing in shares of the High Yield Series should review the risk disclosure in the Series Fund prospectus carefully and consider the investment risks involved.

    (3) CAPITAL APPRECIATION SERIES ("CAS") will seek capital appreciation by investing in securities of all types, with a major emphasis on common stocks.

    (4) GOVERNMENT SECURITIES SERIES ("GSS") will seek current income and preservation of capital by investing in U.S. Government and U.S.
Government-related Securities.

    (5) WORLD GOVERNMENTS SERIES ("WGS") will seek moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and Foreign Government Securities.

    (6) TOTAL RETURN SERIES ("TRS") will seek primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective will be to take advantage of opportunities for growth of capital and income. Assets will be allocated and reallocated from time to time between money market, fixed income and equity securities. Under normal market conditions, at least 25% of the Total Return Series' assets will be invested in fixed income securities and at least 40% and no more than 75% of its assets will be invested in equity securities.

    (7) MANAGED SECTORS SERIES ("MSS") will seek capital appreciation by varying the weighting of its portfolio of common stocks among certain industry sectors. Dividend income, if any, is incidental to its objective of capital appreciation.

                     PURCHASE PAYMENTS AND CONTRACT VALUES
                           DURING ACCUMULATION PERIOD

PURCHASE PAYMENTS

    All Purchase Payments are to be paid to the Company at its Annuity Service Mailing Address. Purchase Payments may be made annually, semi-annually, quarterly, monthly, or on any other frequency acceptable to the Company. Unless the Contract has been surrendered, Purchase Payments may be made at any time during the life of the Annuitant and before the Annuity Commencement Date. The amount of Purchase Payments may vary; however, Purchase Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, the prior approval of the Company is required before it will accept a Purchase Payment which would cause the value of a Contract's Accumulation Account to exceed $1,000,000. If the value of a Contract's Accumulation Account exceeds $1,000,000, no additional Purchase Payments will be accepted without prior approval.

    An applicant's completed application forms, together with the initial Purchase Payment, are forwarded to the Company. Upon acceptance, the Contract is issued to the Owner and the initial Purchase Payment is credited to the Contract in the form of Accumulation Units. The initial Purchase Payment must be applied within two business days of receipt of a completed application. The Company may retain the Purchase Payment for up to five business days while attempting to complete an incomplete application. If the application cannot be made complete within five business days, the applicant will be informed of the reasons for the delay and the Purchase Payment will be returned immediately unless the applicant specifically consents to the Company's retaining the Purchase Payment until the application is made complete. Thereafter, the Purchase Payment must be applied within two business days. All subsequent Purchase Payments will be applied using the Accumulation Unit values for the Valuation Period during which the Purchase Payment is received by the Company.

    The Company will establish an Accumulation Account for each Contract. The Contract's Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to the Contract's Accumulation Account.

    Each net Purchase Payment will be allocated to either the Fixed Account (see Appendix A to the Statement of Additional Information for a description of the Fixed Account) or to Sub-Accounts of the Variable Account or to both Sub-Accounts and the Fixed Account in accordance with the allocation factors specified by the Owner in the application or as subsequently changed. Upon receipt of a Purchase Payment, all or that portion, if any, of the net Purchase Payment to be allocated to the Sub-Accounts will be credited to the Accumulation Account in the form of Variable Accumulation Units. The number of particular Variable Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Sub-Account by the Variable Accumulation Unit value for the particular Sub-Account for the Valuation Period during which the Purchase Payment is received.

    The Variable Accumulation Unit value for each Sub-Account was established at $10.00 for the first Valuation Period of the particular Sub-Account. The Variable Accumulation Unit value for any subsequent Valuation Period is determined by methodology which is the mathematical equivalent of multiplying the Variable Accumulation Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for such subsequent Valuation Period. The Variable Accumulation Unit value for each Sub-Account for any Valuation Period is determined at the end of the particular Valuation Period and may increase, decrease or remain constant from Valuation Period to Valuation Period, depending upon the investment performance of the series of the Series Fund in which the Sub-Account is invested, and the expenses and charges deducted from the Variable Account.

NET INVESTMENT FACTOR

    The Net Investment Factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of a Variable Accumulation Unit may increase, decrease or remain the same.

    The Net Investment Factor for any Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

        (a) is the net result of:

            (1) the net asset value of a Series Fund share held in the
                Sub-Account determined as of the end of the Valuation Period, plus

            (2) the per share amount of any dividend or other distribution declared on the Series Fund shares held in the Sub-Account if the "ex dividend" date occurs during the Valuation Period, plus or minus

            (3) a per share credit or charge with respect to any taxes paid, or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Sub-Account (no federal income taxes are applicable under present law);

        (b) is the net asset value of a Series Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period; and

        (c) is the risk charge factor determined by the Company for the Valuation Period to reflect the charge for assuming the mortality and expense risks.

TRANSFERS/CONVERSIONS OF ACCUMULATION UNITS

    During the accumulation period the Owner may convert the value of a designated number of Fixed Accumulation Units then credited to a Contract's Accumulation Account into Variable Accumulation Units of particular Sub-Accounts having an equal aggregate value, or may convert the value of a designated number of Variable Accumulation Units into other Variable Accumulation Units and/or Fixed Accumulation Units having an equal aggregate value. These transfers/conversions are subject to the following conditions: (1) conversions involving Fixed Accumulation Units may be made only during the 45 day period before and the 45 day period after each Contract Anniversary; (2) not more than 12 conversions may be made in any Contract Year; and (3) the value of Accumulation Units converted may not be less than $1,000 unless all of the Fixed Accumulation Units or all of the Variable Accumulation Units of a particular Sub-Account credited to the Accumulation Account are being converted. In addition, these transfers/conversions shall be subject to such terms and conditions as may be imposed by the Series Fund. The conversion will be made using the Accumulation Unit values for the Valuation Period during which the request for conversion is received by the Company. Conversions may be made pursuant to telephoned instructions.

                                CASH WITHDRAWALS

    At any time before the Annuity Commencement Date and during the lifetime of the Annuitant, the Owner may elect to receive a cash withdrawal payment from the Company. Any such election shall specify the amount of the withdrawal and will be effective on the date that it is received by the Company. For withdrawals in excess of $5,000 the Company may require a signature guarantee. The withdrawal will result in the cancellation of Accumulation Units with an aggregate value equal to the dollar amount of the cash withdrawal payment plus, if applicable, the contract maintenance charge and any withdrawal charge. Unless instructed to the contrary, the Company will cancel Fixed Accumulation Units and Variable Accumulation Units of the particular Sub-Accounts on a pro rata basis reflecting the existing composition of the Contract's Accumulation Account. If a partial withdrawal is requested which would leave an Accumulation Account value of less than the contract maintenance charge, then such partial withdrawal will be treated as a full surrender.

    Under certain conditions, the Company will assess a withdrawal charge if a cash withdrawal payment is made. The amount of any withdrawal charge and the conditions under which the charge will apply are discussed under "Withdrawal Charges".

    Any cash withdrawal payment will be paid within seven days from the date the election becomes effective, except as the Company may be permitted to defer such payment in accordance with the Investment Company Act of 1940. Deferment is currently permissible only (1) for any period (a) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, or
(b) during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, (2) for any period during which an emergency exists as a result of which (a) disposal of securities held by the Series Fund is not reasonably practicable, or (b) it is not reasonably practicable to determine the value of the net assets of the Series Fund, or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders.

    Special restrictions on withdrawals apply to certain Qualified Contracts, including Contracts used with Tax-Sheltered Annuities established pursuant to
Section 403(b) of the Internal Revenue Code ("Section 403(b) Annuities"), as discussed below.

    Reference should be made to the terms of the particular retirement plan for which Qualified Contracts are issued for any limitations or restrictions on cash withdrawals. A cash withdrawal under either a Qualified Contract or a Non-Qualified Contract also may result in the imposition of a tax penalty (see "Federal Tax Status").

SECTION 403(b) ANNUITIES

    The Internal Revenue Code imposes restrictions on cash withdrawals from Contracts used with Section 403(b) Annuities. In order for the Contracts to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of Accumulation Account value as of December 31, 1988 ("Pre-1989 Account Value")) may be made only when the Owner attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1, 1989 on Pre-1989 Account Value, salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions ("Restricted Account Value").

    Withdrawals of Restricted Account Value are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. While specific rules defining hardship have not been issued by the Internal Revenue Service, it is expected that to qualify for a hardship distribution, the Owner must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contract (see "Federal Tax Status"). Under certain circumstances, the 10% tax penalty will not apply to withdrawals to pay medical expenses.

    Under the terms of a particular Section 403(b) plan, the Owner may be entitled to transfer all or a portion of the Accumulation Account value to one or more alternative funding options. Owners should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

    For information on the federal income tax withholding rules that apply to distributions from Qualified Contracts (including Section 403(b) annuities) see "Federal Tax Status."

                                 DEATH BENEFIT

    In the event of the death of the Annuitant prior to the Annuity Commencement Date, the Company will pay a death benefit to the Beneficiary. If the death of the Annuitant occurs on or after the Annuity Commencement Date, no death benefit will be payable under the Contract except as may be provided under the annuity option elected.

    During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Owner may elect to have the value of the Accumulation Account applied under one or more annuity options to effect a Variable Annuity or a Fixed Annuity or a combination of both for the Beneficiary as Payee after the death of the Annuitant. If no election of a method of settlement of the death benefit by the Owner is in effect on the date of death of the Annuitant, the Beneficiary may elect (a) to receive the death benefit in the form of a cash payment; or (b) to have the value of the Accumulation Account applied under one or more of the annuity options (on the Annuity Commencement Date described under "Payment of Death Benefit") to effect a Variable Annuity or a Fixed Annuity or a combination of both for the Beneficiary as Payee. If an election by the Beneficiary is not received by the Company within 60 days following the date Due Proof of Death of the Annuitant and any required release or consent is received, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

    In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Code (see "Other Contractual Provisions-- Death of Owner").

PAYMENT OF DEATH BENEFIT

    If the death benefit is to be paid in cash to the Beneficiary, payment will be made within seven days of the date the election becomes effective or is deemed to become effective, except as the Company may be permitted to defer such payment in accordance with the Investment Company Act of 1940 under the circumstances described in this Prospectus under "Cash Withdrawals." If the death benefit is to be paid in one lump sum to the Owner, or to the estate of the deceased Owner/Annuitant, payment will be made within seven days of the date Due Proof of Death of the Annuitant, the Owner and/or the Beneficiary is received. If settlement under one or more of the annuity options is elected by the Owner, the Annuity Commencement Date will be the first day of the second calendar month following receipt of Due Proof of Death of the Annuitant and the Beneficiary, if any. In the case of an election by the Beneficiary, the Annuity Commencement Date will be the first day of the second calendar month following the effective date of the election. An Annuity Commencement Date later than that described above may be elected by an Owner or Beneficiary provided that such date is (a) the first day of a calendar month, and (b) not later than the first day of the first month following the 85th birthday of the Owner or Beneficiary, as the case may be, unless otherwise restricted, in the case of a Qualified Contract, by the particular retirement plan or by applicable law (see "Annuity Commencement Date").

AMOUNT OF DEATH BENEFIT

    The death benefit is equal to the greatest of: (1) the value of the Contract's Accumulation Account; (2) the total Purchase Payments made under the Contract reduced by all withdrawals; or (3) the value of the Contract's Accumulation Account on the fifth Contract Anniversary, adjusted for any Purchase Payments or cash withdrawal payments made and Contract charges assessed subsequent to such Contract Anniversary. The Accumulation Unit values used in determining the amount of the death benefit under (1) above will be the values for the Valuation Period during which Due Proof of Death of the Annuitant is received by the Company if settlement is elected by the Owner under one or more of the annuity options or, if no election by the Owner is in effect, either the values for the Valuation Period during which an election by the Beneficiary is effective or the values for the Valuation Period during which Due Proof of Death of both the Annuitant and the designated Beneficiary is received by the Company if the amount of the death benefit is to be paid in one sum to the deceased Owner/Annuitant's estate.

                                CONTRACT CHARGES

    Contract charges may be assessed under the Contracts as follows:

CONTRACT MAINTENANCE CHARGE

    On each Contract Anniversary and on surrender of the Contract for full value on other than the Contract Anniversary, the Company deducts from the Accumulation Account a contract maintenance charge of $30 to reimburse it for administrative expenses relating to the issuance and maintenance of the Contract. The contract maintenance charge will be deducted in equal amounts from the Fixed Account and each Sub-Account in which the Owner has Accumulation Units at the time of such deduction. On the Annuity Commencement Date the value of the Contract's Accumulation Account will be reduced by a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, the contract maintenance charge will be deducted pro rata from each annuity payment made during the year.

    The amount of the contract maintenance charge may not be increased by the Company. The Company reserves the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer's retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses.

MORTALITY AND EXPENSE RISK CHARGE

    The mortality and expense risks assumed by the Company are the risks that Annuitants may live for a longer period of time than estimated by the Company in establishing the guaranteed annuity rates incorporated into the Contract and the risk that administrative charges assessed under the Contracts may be insufficient to cover actual administrative expenses incurred by the Company.

    For assuming these risks, the Company makes a deduction from the Variable Account at the end of each Valuation Period during both the accumulation period and after annuity payments begin at an effective annual rate of 1.30%. The rate of this deduction may be changed annually but in no event will it exceed 1.30% on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, the Company will bear the loss. Conversely, if the deduction proves more than sufficient, the excess would be profit to the Company and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, the deficiency will be met from the Company's general corporate funds, which may include amounts derived from the mortality and expense risk charges.

    For the year ended December 31, 1997 mortality and expense risk charges imposed under the Contracts and mortality and expense risk charges and distribution expense charges imposed under other contracts participating in the Variable Account were the only expenses of the Variable Account.

WITHDRAWAL CHARGES

    No sales charges are deducted from Purchase Payments. However, a withdrawal charge (i.e., a contingent deferred sales charge), when applicable, will be assessed to reimburse the Company for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

    A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for five years it may be withdrawn free of any withdrawal charge. In addition, no withdrawal charge is assessed upon annuitization or upon the transfer of Accumulation Account values among the Sub-Accounts or between the Sub-Accounts and the Fixed Account.

    The withdrawal charge is not assessed with respect to a Contract established for the personal account of an employee of the Company or of any of its affiliates, or of a licensed insurance agent engaged in distributing the Contracts.

    All other full or partial withdrawals are subject to a withdrawal charge equal to 5% of the amount withdrawn which is subject to the charge. The charge will be applied as follows:

    (1) Old Payments, new Payments and accumulated value: With respect to a particular Contract Year, "new Payments" are those Payments made in that Contract Year or in the four immediately preceding Contract Years; "old Payments" are those Payments not defined as new Payments; and "accumulated value" is the value of the Accumulation Account minus the sum of both old and new Payments.

    (2) Order of liquidation: To effect a full surrender or partial withdrawal, the oldest previously unliquidated Payment will be deemed to have been liquidated first, then the next oldest, and so forth. Once all old and new Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

    (3) Maximum free withdrawal amount: The maximum amount that can be withdrawn in a Contract Year without a withdrawal charge is equal to the sum of (a) any old Payments not already liquidated, and (b) 10% of any new Payments, irrespective of whether these new Payments have been liquidated.

    (4) Amount subject to withdrawal charge: The amount subject to the withdrawal charge will be the excess, if any, of (a) amounts liquidated from old and new Payments over (b) the remaining maximum free withdrawal amount at the time of the withdrawal.

    In no event shall the aggregate withdrawal charges assessed against a Contract exceed 5% of the aggregate Purchase Payments made under the Contract. (See Appendix C in the Statement of Additional Information for examples of withdrawals and withdrawal charges.)

PREMIUM TAXES

    A deduction, when applicable, is made for premium taxes or similar state or local taxes. Currently, no premium taxes are applicable in the State of New York; however, if an Owner or Payee is other than a New York State resident, a premium tax ranging from 0% to 3.5% may be assessed, depending on the state of residence. It is currently the Company's policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence. However, the Company reserves the right to deduct such taxes on or after the date they are incurred.

CHARGES OF THE SERIES FUND

    The Variable Account purchases shares of the Series Fund at net asset value. The net asset value of these shares reflects investment management fees and expenses (including, but not limited to, compensation of trustees, governmental expenses, interest charges, taxes, fees of auditors, legal counsel, transfer agent and custodian, transactional expenses and brokerage commissions) already deducted from the assets of the Series Fund. These fees and expenses are more fully described in the Series Fund's prospectus and Statement of Additional Information.

                               ANNUITY PROVISIONS

ANNUITY COMMENCEMENT DATE

    Annuity payments under a Contract will begin on the Annuity Commencement Date selected by the Owner at the time the Contract is applied for. This date may be changed by the Owner as provided in the Contract; however the new Annuity Commencement Date must be the first day of a month and not later than the first day of the first month following the Annuitant's 85th birthday, unless, in the case of a Qualified Contract, otherwise limited or restricted by the particular retirement plan or by applicable law. In most situations, current law requires that the Annuity Commencement Date under a Qualified Contract be no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2), and the terms of the particular retirement plan may impose additional limitations. The Annuity Commencement Date may also be changed by an election of an annuity option as described under "Death Benefit."

    On the Annuity Commencement Date the Contract's Accumulation Account will be cancelled and its adjusted value will be applied to provide an annuity. The adjusted value will be equal to the value of the

Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge (see "Contract Maintenance Charge"). NO CASH WITHDRAWALS WILL BE PERMITTED AFTER THE ANNUITY COMMENCEMENT DATE EXCEPT AS MAY BE AVAILABLE UNDER THE ANNUITY OPTION ELECTED.

    Since the Contracts offered by this Prospectus may be issued in connection with retirement plans which meet the requirements of Sections 401, 403 or 408 of the Internal Revenue Code, as well as certain non-qualified plans, reference should be made to the terms of the particular plan for any limitations or restrictions on the Annuity Commencement Date.

ANNUITY OPTIONS

    Unless restricted by the particular retirement plan or any applicable legislation, during the lifetime of the Annuitant and prior to the Annuity Commencement Date the Owner may elect one or more of the annuity options described below or such other settlement option as may be agreed to by the Company for the Annuitant as Payee. Annuity options may also be elected by the Owner or the Beneficiary as provided under "Death Benefit." The Owner may not change any election after 30 days prior to the Annuity Commencement Date, and no change of annuity option is permitted after the Annuity Commencement Date. If no election is in effect on the 30th day prior to the Annuity Commencement Date, Annuity Option B, for a Life Annuity with 120 monthly payments certain, will be deemed to have been elected.

    Any election may specify the proportion of the adjusted value of the Contract's Accumulation Account to be applied to the Fixed Account and the Sub-Accounts. In the event the election does not so specify, then the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Sub-Accounts will be determined on a pro rata basis from the composition of the Accumulation Account on the Annuity Commencement Date.

    Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity Options D and E are available only to provide a Fixed Annuity.

    Annuity Option A. Life Annuity: Monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than Annuity Option B or C, because no further payments are payable after the death of the Payee, and there is no provision for a death benefit payable to a Beneficiary.

    Annuity Option B. Life Annuity with 60, 120, 180 or 240 Monthly Payments
Certain: Monthly payments during the lifetime of the Payee and in any event for 60, 120, 180 or 240 months certain as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain were elected.

    Annuity Option C. Joint and Survivor Annuity: Monthly payments payable during the joint lifetime of the Payee and a designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time of the election of this option of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

    *Annuity Option D. Fixed Payments for a Specified Period Certain: Fixed monthly payments for a specified period of time (at least five years but not exceeding 30 years), as elected.

    *Annuity Option E. Fixed Payments: The amount applied to provide fixed payments in accordance with this option will be held by the Company at interest. Fixed payments will be made in such amounts and at such times (at least over a period of five years) as may be agreed upon with the Company and will continue until the amount held by the Company with interest is exhausted. Interest will be credited yearly on the amount remaining unpaid at a rate which shall be determined by the Company from time to time but which

------------------------
* The election of this Annuity Option may result in the imposition of a penalty tax.

shall not be less than 4% per year compounded annually. The rate so determined may be changed by the Company at any time; however, the rate may not be reduced more frequently than once during each calendar year.

DETERMINATION OF ANNUITY PAYMENTS

    The dollar amount of the first Variable Annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 4% per year. All Variable Annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first Variable Annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Sub-Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant depending on the investment performance of the Sub-Accounts.

    The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each Variable Annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

EXCHANGE OF VARIABLE ANNUITY UNITS

    After the Annuity Commencement Date the Payee may exchange the value of a designated number of Variable Annuity Units of particular Sub-Accounts then credited to the Contract for other Variable Annuity Units, the value of which would be such that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange. Exchanges may be made only between Sub-Accounts of the Variable Account. Twelve such exchanges may be made within each Contract Year.

ANNUITY PAYMENT RATES

    The Contract contains annuity payment rates for each Annuity Option described above. The rates show, for each $1,000 applied, the dollar amount of
(a) the first monthly Variable Annuity payment based on the assumed interest rate of 4%, and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee. Over a period of time, if the Sub-Accounts achieved a net investment return exactly equal to the assumed interest rate of 4%, the amount of each variable annuity payment would remain constant. However, if the Sub-Accounts achieved a net investment result greater than 4%, the amount of each Variable Annuity payment would increase; conversely, a net investment result smaller than 4% would decrease the amount of each variable annuity payment.

                           OTHER CONTRACT PROVISIONS

OWNER

    The Owner is entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Owner of a Non-Qualified Contract may change the ownership of the Contract, subject to the provisions of the Contract, although such change may result in the imposition of tax (see "Federal Tax Status--Taxation of Annuities in General"). Transfer of ownership of a Qualified Contract is governed by the laws and regulations applicable to the retirement or deferred compensation plan for which the Contract was issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

    Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living.

DEATH OF OWNER

    If the Owner of a Non-Qualified Contract dies prior to the Annuitant and before the Annuity Commencement Date, the entire value of the Contract's Accumulation Account must be distributed to the Beneficiary, if then alive, either (1) within five years after the date of death of the Owner, or (2) over some period not greater than the life or expected life of the Beneficiary, with annuity payments beginning within one year after the date of death of the Owner. The person named as Beneficiary shall be considered the designated beneficiary for the purposes of Section 72(s) of the Internal Revenue Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose.

    These mandatory distribution requirements will not apply when the designated beneficiary is the spouse of the Owner, if the spouse elects to continue the Contract in the spouse's own name as Owner. When the Owner was also the Annuitant the surviving spouse (if the designated beneficiary) may elect to be named as both Owner and Annuitant and continue the Contract, but if that election is not made, the Death Benefit provision of the Contract shall then be controlling. In all other cases where the Owner and the Annuitant are the same individual, the Death Benefit provision of the Contract controls.

    If the Owner/Annuitant dies on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect.

    No Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Code.

    Any distributions upon the death of the Owner of a Qualified Contract will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

VOTING OF SERIES FUND SHARES

    The Company will vote Series Fund shares held by the Sub-Accounts at meetings of shareholders of the Series Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. Series Fund shares for which no timely voting instructions are received will be voted by the Company in the same proportion as the shares for which instructions are received from persons having such voting rights. The Owner is the person having the right to give voting instructions prior to the Annuity Commencement Date. On or after the Annuity Commencement Date the Payee is the person having such voting rights.

    Owners of Contracts held pursuant to retirement plans may be subject to other voting provisions of the particular retirement plan. Employees who contribute to retirement plans which are funded by the Contracts are entitled to instruct the Owners as to how to instruct the Company to vote the Series Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans.

    The number of particular Series Fund shares as to which each such person is entitled to give instructions will be determined by the Company on a date not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of particular Series Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Contract's Accumulation Account by the net asset value of one particular Series Fund share as of the same date. On or after the Annuity Commencement Date, the number of particular Series Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the particular Sub-Account for the Contract by the net asset value of a particular Series Fund share as of the same date.

SUBSTITUTED SECURITIES

    Shares of a particular series of the Series Fund may not always be available for purchase by the Variable Account or the Company may decide that further investment in any such shares is no longer appropriate in view of the purposes of the Variable Account. In either event, shares of another registered open-end investment company may be substituted both for Series Fund shares already purchased by the Variable Account and as the security to be purchased in the future provided that these substitutions have been approved by the Securities and Exchange Commission and the Superintendent of Insurance of the State of New York. In the event of any substitution pursuant to this provision, the Company may make appropriate endorsement to the Contract to reflect the substitution.

MODIFICATION

    Upon notice to the Owner, or to the Payee during the annuity period, the Contract may be modified by the Company, but only if such modification (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company is subject or
(ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts or (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, the Company may make appropriate endorsement to the Contract to reflect such modification.

CHANGE IN OPERATION OF VARIABLE ACCOUNT

    At the Company's election and subject to the prior approval of the Superintendent of Insurance of the State of New York and to any necessary vote by persons having the right to give instructions with respect to the voting of Series Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the Securities and Exchange Commission. In the event of any change in the operation of the Variable Account pursuant to this provision, the Company, subject to the prior approval of the Superintendent of Insurance of the State of New York, may make appropriate endorsement to the Contract to reflect the change and take such action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

    The Company reserves the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change in unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

                               FEDERAL TAX STATUS

INTRODUCTION

    The Contracts described in this Prospectus are designed for use in connection with retirement plans that may or may not be qualified plans under Sections 401, 403 or 408 of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes may depend upon the type of retirement plan for which the Contract is purchased and a number of different factors. This discussion is general in nature, is based upon the Company's understanding of current federal income tax laws, and is not intended as tax advice. Congress has the power to enact legislation affecting the taxation of annuity contracts, and such legislation could be applied retroactively to Contracts purchased before the date of enactment. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE FEDERAL, STATE OR LOCAL TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING A CONTRACT.

TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

    The Company is taxed as a life insurance company under the Code. The operations of the Variable Account are accounted for separately from other operations of the Company for purposes of federal income taxation, but the Variable Account is not taxable as a regulated investment company or otherwise as an entity separate from the Company. The income of the Variable Account (consisting primarily of interest, dividends and net capital gains) is not taxable to the Company to the extent that it is applied to increase reserves under contracts participating in the Variable Account.

TAXATION OF ANNUITIES IN GENERAL

    Purchase Payments made under Non-Qualified Contracts are not deductible from the Owner's income for federal income tax purposes. Owners of Qualified Contracts should consult a tax adviser regarding the tax treatment of Purchase Payments.

    Generally, no taxes are imposed on the increase in the value of a Contract held by an individual Owner until a distribution occurs, either as an annuity payment or as a cash withdrawal or lump sum payment prior to the Annuity Commencement Date. However, corporate Owners and other Owners that are not natural persons are subject to current taxation on the annual increase in the value of a Non-Qualified Contract, unless the non-natural person holds the Contract as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement). This current taxation of annuities held by non-natural persons does not apply to earnings accumulated under an immediate annuity, which the Code defines as a single premium contract with an annuity commencement date within one year of the date of purchase.

    A partial cash withdrawal (i.e., a withdrawal of less than the entire value of the Contract's Accumulation Account) from a Non-Qualified Contract before the Annuity Commencement Date is treated first as a withdrawal from the increase in the Accumulation Account's value, rather than as a return of Purchase Payments. The amount of the withdrawal allocable to this increase will be includible in the Owner's income and subject to tax at ordinary income rates. If an individual receives a loan under a Contract or if the Contract is assigned or pledged as collateral for a loan, the amount borrowed from the Contract or the amount assigned or pledged must be treated as if it were withdrawn from the Contract.

    In the case of annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, a portion of each payment is treated as a nontaxable return of Purchase Payments. The nontaxable portion is determined by applying to each annuity payment an "exclusion ratio," which, in general, is the ratio that the total amount the Owner paid for the Contract bears to the Payee's expected return under the Contract. The remainder of the payment is taxable at ordinary income rates.

    The total amount that a Payee may exclude from income through application of the "exclusion ratio" is limited to the amount the Owner paid for the Contract. If the Annuitant survives for his full life expectancy, so that the Payee recovers the entire amount paid for the Contract, any subsequent annuity payments will be fully taxable as income. Conversely, if the Annuitant dies before the Payee recovers the entire amount paid, the Payee will be allowed a deduction for the amount of unrecovered Purchase Payments.

    Taxable cash withdrawals and lump-sum payments from Non-Qualified Contracts may be subject to a penalty tax equal to 10% of the amount treated as taxable income. This 10% penalty also may apply to certain annuity payments. This penalty will not apply in certain circumstances (such as where the distribution is made upon the death of the Owner). The withdrawal penalty also does not apply to distributions under an immediate annuity (as defined above).

    In the case of a Qualified Contract, distributions generally are taxable and distributions made prior to age 59 1/2 are subject to a 10% penalty tax, although this penalty tax will not apply in certain circumstances. Certain distributions, known as "eligible rollover distributions," if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Owner or Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution other than a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Owners, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.

    If the Owner of a Non-Qualified Contract dies, the value of the Contract generally must be distributed within a specified period (see "Other Contractual Provisions--Death of Owner"). For Contracts owned by non-natural persons, a change in the Annuitant is treated as the death of the Owner.

    A purchaser of a Qualified Contract should refer to the terms of the applicable retirement plan and consult a tax adviser regarding distribution requirements upon the death of the Owner.

    A transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse) is treated as the receipt by the Owner of income in an amount equal to the value of the Contract's Accumulation Account minus the total amount paid for the Contract.

    The Company will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Non-Qualified Contract or under a Qualified Contract issued for use with an individual retirement account unless the Owner or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) before the time of the distribution that he or she chooses not to have any amounts withheld.

    In the case of distributions from a Qualified Contract (other than distributions from a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. Government 20% of each distribution that is an eligible rollover distribution (as defined above) unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Qualified Contract is not an eligible rollover distribution, then the Owner or Payee can choose not to have amounts withheld as described above for Non-Qualified Contracts and Qualified Contracts issued for use with individual retirement accounts.

    Amounts withheld from any distribution may be credited against the Owner's or Payee's federal income tax liability for the year of the distribution.

    The Internal Revenue Service has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts that do not comply with these regulations do not qualify as annuities for federal income tax purposes, and therefore the annual increase in the value of such contracts is subject to current taxation. The Company believes that each series of the Series Fund complies with the regulations.

    The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which a variable contract will not be treated as an annuity for tax purposes if the owner has excessive control over the investments underlying the contract. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. If guidelines are promulgated, the Company will take any action (including modification of the Contract and/or the Variable Account) necessary to comply with the guidelines.

    THE FOLLOWING INFORMATION SHOULD BE CONSIDERED ONLY WHEN AN IMMEDIATE ANNUITY CONTRACT AND A DEFERRED ANNUITY CONTRACT ARE PURCHASED TOGETHER: The Company understands that the Treasury Department is in the process of reconsidering the tax treatment of annuity payments under an immediate annuity contract (i.e., a single premium contract with an annuity commencement date within one year of the date of purchase) purchased together with a deferred annuity contract. The Company believes that any adverse change in existing tax treatment of such immediate annuity contracts is likely to be prospective, that is, it would not apply to Contracts issued before such a change is announced. However, there can be no assurance that any such change, if adopted, would not be applied retroactively.

QUALIFIED RETIREMENT PLANS

    The Qualified Contracts described in this Prospectus are designed for use with the following types of qualified retirement plans:

        (1) Pension and Profit-Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a), 401(k) and 403(a) of the Code, including those purchasers who would have been covered under the rules governing old H.R. 10 (Keogh) Plans;

        (2) Tax-Sheltered Annuities established pursuant to the provisions of
    Section 403(b) of the Code for public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code; and

        (3) Individual Retirement Annuities permitted by Sections 219 and 408 of the Code, including Simplified Employee Pension Plans established by employers pursuant to Section 408(k).

    The tax rules applicable to participants in such plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of Qualified Contracts. Participants in such plans as well as Owners, Annuitants, Payees and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Contracts. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. The Company will provide purchasers of Qualified Contracts used in connection with Individual Retirement Annuities with such supplemental information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Qualified Contract should consult a qualified tax adviser.

                              YEAR 2000 COMPLIANCE

    The Company's business, financial condition, and results of operations could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999. However, the Company has investigated the nature and extent of the work necessary to render its computer systems capable of processing beyond the turn of the century ("Year 2000 compliant"), and has made substantial progress toward achieving this goal, including upgrading and/or replacing existing systems. The Company expects that its principal systems will be Year 2000 compliant by the end of 1998, leaving 1999 for extensive testing. While it is believed that these efforts do involve substantial costs, the Company closely monitors associated costs and continues to evaluate associated risks based on actual testing. Based on available information, the Company believes that it will be able to manage its total Year 2000 transition without a material adverse effect on its business operations, financial condition, or results of operations.

                         DISTRIBUTION OF THE CONTRACTS

    The Contracts will be sold by licensed insurance agents in the State of New York. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), the Company's parent company. Commissions and other distribution expenses will be paid by the Company and will not be more than 6.31% of Purchase Payments. Commissions will not be paid with respect to Contracts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts.

                               LEGAL PROCEEDINGS

    There are no pending legal proceedings affecting the Variable Account. The Company is engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to the Company's total assets or material with respect to the Variable Account.

                                OWNER INQUIRIES

    All Owner inquiries should be directed to the Company at the Annuity Service Mailing Address shown on the cover of this Prospectus.

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

General Information.......................................................     2
Annuity Provisions........................................................     2
Other Contract Provisions.................................................     3
Administration of the Contracts...........................................     4
Distribution of the Contracts.............................................     4
Accountants...............................................................     4
Calculation of Performance Data...........................................     5
Advertising and Sales Literature..........................................     7
Financial Statements......................................................     8
Appendix A -- The Fixed Account...........................................    31
Appendix B -- Variable Accumulation Unit Value, Variable Annuity Unit
  Value and Variable Annuity Payment Calculations.........................    34
Appendix C -- Withdrawals and Withdrawal Charges..........................    35

    This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 1998 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Insurance and Annuity Company of New York. To receive a copy, return this request form to the address shown below or telephone the Company at (212) 943-3855 or (800) 447-7549.

 -------------------------------------------------------------------------------

To:          Sun Life Insurance and Annuity Company of New York
             80 Broad Street
             New York, New York 10004

    Please send me a Statement of Additional Information for Compass 2 Sun Life (N.Y.) Variable Account B.

Name       --------------------------------------
Address    --------------------------------------
           --------------------------------------

City       ---------------------   State      ------------  Zip        ---------

Telephone  --------------------------------------

                                                                       [LOGO]

PROSPECTUS

MAY 1, 1998
COMBINATION FIXED/VARIABLE
ANNUITY FOR PERSONAL AND
QUALIFIED RETIREMENT PLANS

ISSUED IN CONNECTION
WITH SUN LIFE (N.Y.)
VARIABLE ACCOUNT B

CO2NY-1 5/98

  ISSUED BY
  SUN LIFE INSURANCE AND ANNUITY COMPANY
  OF NEW YORK
  Annuity Service Mailing Address:
  80 Broad Street
  New York, New York 10004

  LEGAL COUNSEL
  Covington & Burling
  1201 Pennsylvania Avenue, N.W.
  P.O. Box 7566
  Washington, D.C. 20044

  AUDITORS
  Deloitte & Touche LLP
  125 Summer Street
  Boston, Massachusetts 02110

                                                                     MAY 1, 1998

                                   COMPASS 2

                      STATEMENT OF ADDITIONAL INFORMATION
                       SUN LIFE (N.Y.) VARIABLE ACCOUNT B

                               TABLE OF CONTENTS

General Information.........................................          2
Annuity Provisions..........................................          2
Other Contract Provisions...................................          3
Administration of the Contracts.............................          4
Distribution of the Contracts...............................          4
Accountants.................................................          4
Calculation of Performance Data.............................          5
Advertising and Sales Literature............................          7
Financial Statements........................................          8
Appendix A -- The Fixed Account.............................         31
Appendix B -- Variable Accumulation Unit Value, Variable
  Annuity Unit Value and Variable Annuity Payment
  Calculations..............................................         34
Appendix C -- Withdrawals and Withdrawal Charges............         35

    This Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Compass 2 Combination Fixed/Variable Annuity Contracts (the "Contracts") for personal and qualified retirement plans issued by Sun Life Insurance and Annuity Company of New York (the "Company") in connection with Sun Life (N.Y.) Variable Account B (the "Variable Account") which is not necessarily included in the Prospectus dated May 1, 1998 (the "Prospectus") regarding the Contracts. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company at its Annuity Service Mailing Address, 80 Broad Street, New York, New York 10004, or by telephoning (212) 943-3855 or
(800) 447-7549.

    The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.
--------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                              GENERAL INFORMATION

THE COMPANY

    Sun Life Insurance and Annuity Company of New York (the "Company") is a stock life insurance company incorporated under the laws of New York on May 25, 1983. Its Home Office is located at 80 Broad Street, New York, New York 10004.

    The Company is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), a stock life insurance company incorporated in Delaware and having its Executive Office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181. Sun Life of Canada (U.S.), is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"), 150 King Street West, Toronto, Ontario, Canada, a mutual life insurance company incorporated in Canada in 1865. Sun Life of Canada (U.S.) is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which on December 18, 1997 became a wholly-owned subsidiary of Sun Life Assurance Company of Canada -- U.S. Operations Holdings, Inc., a direct wholly-owned subsidiary of Sun Life (Canada).

THE VARIABLE ACCOUNT

    Sun Life (N.Y.) Variable Account B (the "Variable Account") is a separate account of the Company which meets the definition of a "separate account" under the federal securities laws and which is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

THE FIXED ACCOUNT

    If the Owner elects to have Contract values accumulated on a fixed basis, Purchase Payments are allocated to the Fixed Account. Because of exemptive and exclusionary provisions, that part of the Contracts relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account nor any interests therein, are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Statement of Additional Information with respect to that portion of the Contract relating to the Fixed Account. However, disclosures regarding the fixed portion of the Contracts and the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made herein (see Appendix A).

                               ANNUITY PROVISIONS

DETERMINATION OF ANNUITY PAYMENTS

    On the Annuity Commencement Date the Contract's Accumulation Account will be cancelled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

    The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Sub-Account credited to the Contract remains fixed unless an exchange of Annuity Units is made, as described in the Prospectus. The dollar amount of each variable annuity payment after the first such payment may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Sub-Account credited to the Contract by the Annuity Unit value for the particular Sub-Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

    For a description of fixed annuity payments, see Appendix A.

    For a hypothetical example of the calculation of a variable annuity payment, see Appendix B.

ANNUITY UNIT VALUE

    The Annuity Unit value for each Sub-Account was established at $10.00 for the first Valuation Period of the particular Sub-Account. The Annuity Unit value for any subsequent Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor (See "Net Investment Factor" in the Prospectus) for the current Valuation Period, then multiplying that product by a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract.

    For a hypothetical example of the calculation of the value of a Variable Annuity Unit, see Appendix B.

                           OTHER CONTRACT PROVISIONS

OWNER AND CHANGE OF OWNERSHIP

    A Contract belongs to the Owner. All Contract rights and privileges may be exercised by the Owner without the consent of the Beneficiary (other than an irrevocably designated beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Annuitant becomes the Owner on and after the Annuity Commencement Date. The Beneficiary becomes the Owner upon the death of the Annuitant. In some qualified plans the Owner of the Contract is a trustee and the trust authorizes the Annuitant/participant to exercise certain Contract rights and privileges.

    Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that after transfer the Qualified Contract is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

    The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date, although such change may result in the imposition of tax (see "Federal Tax Status--Taxation of Annuities in General" in the Prospectus). A change of ownership will not be binding upon the Company until written notification is received by the Company. Once received by the Company the change will be effective as of the date on which the request for change was signed by the Owner but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.

DESIGNATION AND CHANGE OF BENEFICIARY

    The Beneficiary designation contained in the Contract application will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Annuitant.

    Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living by filing with the Company a written beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company. When it is so received the change or revocation will be effective as of the date on which the beneficiary designation or revocation was signed by the Owner.

CUSTODIAN

    The Company is Custodian of the assets of the Variable Account. The Company, as Custodian, will purchase shares of a particular series of the Series Fund at net asset value in connection with amounts allocated to the particular Sub-Account in accordance with the instructions of the Owner and will redeem Series Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

                        ADMINISTRATION OF THE CONTRACTS

    The Company performs certain administrative functions relating to the Contracts and the Variable Account. These functions include, among other things, maintaining the books and records of the Variable Account and the Sub-Accounts, and maintaining records of the name, address, taxpayer identification number, Contract number, type of contract issued to each owner, the status of the Accumulation Account under each Contract, and other pertinent information necessary to the administration and operation of the Contracts. The Company has entered into service agreements with its parent, Sun Life Assurance Company of Canada (U.S.), and Sun Life Assurance Company of Canada under which the latter have agreed to provide the Company with certain services on a cost reimbursement basis. These services include, but are not limited to accounting and investment services, systems support and development, pricing, product development, actuarial, legal and compliance functions, marketing services and staff training.

                         DISTRIBUTION OF THE CONTRACTS

    The offering of the Contracts is continuous. The Contracts will be sold by licensed insurance agents in the State of New York. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), the Company's parent company. Commissions and other distribution compensation will be paid by the Company and will not be more than 6.31% of Purchase Payments. Commissions will not be paid with respect to Contracts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts. During 1995, 1996 and 1997, approximately $70,000, $56,000 and $40,000, respectively, was paid to and retained by Clarendon in connection with the distribution of the Contracts.

                                  ACCOUNTANTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts 02110, are the Variable Account's independent certified public accountants providing auditing and other professional services.

                        CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN:

    The table below shows, for various Sub-Accounts of the Variable Account, the Average Annual Total Return for the stated periods (or shorter period indicated in the note below), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out below the table.

                          AVERAGE ANNUAL TOTAL RETURN
                        PERIOD ENDING DECEMBER 31, 1996

                                         1 YEAR       5 YEAR       10 YEAR
                                         PERIOD       PERIOD        PERIOD        LIFE*      DATE OF INCEPTION
                                       -----------  -----------  ------------  ------------  ------------------
Capital Appreciation Series..........       16.38%       15.46%      16.03%         --        August 13, 1985
Government Securities Series.........        2.33%        4.07%       6.62%         --        August 12, 1985
High Yield Series....................        6.86%        8.91%       9.10%         --        August 13, 1985
Managed Sectors Series...............       19.28%       12.62%       --           15.93%       May 27, 1988
Money Market Series..................      (1.14)%        1.81%       3.76%         --        August 29, 1985
Total Return Series..................       15.42%       11.93%       --           11.51%       May 16, 1988
World Governments Series.............      (6.72)%        4.17%       --            6.28%       May 16, 1988

---------
*From Date of Inception, as the lifetimes of these series are less than ten years.

The length of the period and the last day of each period used in the above table are set out in the table heading and in the footnotes above. The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, in accordance with the following formula:

                                        n
                                P(1 + T)  = ERV

 Where: P      =      a hypothetical initial Purchase Payment of $1,000
        T      =      average annual total return for the period
        n      =      number of years
      ERV      =      redeemable value (as of the end of the period) of a
                      hypothetical $1,000 Purchase Payment made at the beginning of the 1-year, 5-year, or 10-year period (or fractional portion thereof)

   The formula assumes that: 1) all recurring fees have been deducted from the Contract's Accumulation Account; 2) all applicable non-recurring Contract charges are deducted at the end of the period; and 3) there will be a full surrender at the end of the period.

    The $30 annual contract maintenance charge will be allocated among the Sub-Accounts so that each Sub-Account's allocated portion of the charge is proportionate to the percentage of the number of Contracts that have amounts allocated to that Sub-Account.

NON-STANDARDIZED INVESTMENT PERFORMANCE:

    The Variable Account may illustrate its results over various periods and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Such results may be computed on a "cumulative" and/or "annualized" basis.

    "Cumulative" quotations are arrived at by calculating the change in the Accumulation Unit value of a Sub-Account between the first and last day of the base period being measured, and expressing the difference as a percentage of the Accumulation Unit value at the beginning of the base period.

    "Annualized" quotations (described in the following table as "Compound Growth Rate") are calculated by applying a formula which determines the level rate of return which, if earned over the entire base period, would produce the cumulative return.

                    NON-STANDARDIZED INVESTMENT PERFORMANCE:

$10,000 INVESTED IN        ...WOULD HAVE GROWN TO THIS AMOUNT ON
THIS SUB-ACCOUNT UNDER A            DECEMBER 31, 1997*
COMPASS 2 CONTRACT
THIS MANY YEARS AGO...

                         CAPITAL APPRECIATION SERIES                          GOVERNMENT SECURITIES SERIES
             ---------------------------------------------------   ---------------------------------------------------
  NUMBER                                   CUMULATIVE   COMPOUND                                 CUMULATIVE   COMPOUND
    OF                                       GROWTH      GROWTH                                    GROWTH      GROWTH
  YEARS          PERIODS         AMOUNT       RATE        RATE         PERIODS         AMOUNT       RATE        RATE
----------   ----------------  ----------  ----------   --------   ----------------  ----------  ----------   --------
    1        12/31/96-12/31/97 $12,154.55     21.55%      21.55%   12/31/96-12/31/97 $10,735,23     7.35%        7.35%
    2        12/31/95-12/31/97 $14,576.06     45.76%      20.73%   12/31/95-12/31/97 $10,768.15     7.68%        3.77%
    3        12/31/94-12/31/97 $19,348.51     93.49%      24.61%   12/31/94-12/31/97 $12,505.97    25.06%        7.74%
    4        12/31/93-12/31/97 $18,412.98     84.13%      16.49%   12/31/93-12/31/97 $12,079.16    20.79%        4.84%
    5        12/31/92-12/31/97 $21,448.25    114.48%      16.49%   12/31/92-12/31/97 $12,960.32    29.60%        5.32%
    10       12/31/87-12/31/97 $45,845.24    358.45%      16.45%   12/31/87-12/31/97 $19,865.45    98.65%        7.11%
   Life      8/13/85-12/31/97  $59,172.36    491.72%      15.43%   8/12/85-12/31/97  $24,158.59   141.59%        7.38%


                           MANAGED SECTORS SERIES                                  TOTAL RETURN SERIES
             ---------------------------------------------------   ---------------------------------------------------
  NUMBER                                   CUMULATIVE   COMPOUND                                 CUMULATIVE   COMPOUND
    OF                                       GROWTH      GROWTH                                    GROWTH      GROWTH
  YEARS          PERIODS         AMOUNT       RATE        RATE         PERIODS         AMOUNT       RATE        RATE
----------   ----------------  ----------  ----------   --------   ----------------  ----------  ----------   --------
    1        12/31/96-12/31/97 $12,401.97     24.02%      24.02%   12/31/96-12/31/97 $12,040.36    20.40%       20.40%
    2        12/31/95-12/31/97 $14,395.92     43.96%      19.98%   12/31/95-12/31/97 $13,556.84    35.57%       16.43%
    3        12/31/94-12/31/97 $18,799.37     87.99%      23.42%   12/31/94-12/31/97 $16,970.00    69.70%       19.28%
    4        12/31/94-12/31/97 $18,210.45     82.10%      16.17%   12/31/93-12/31/97 $16,381.45    63.81%       13.13%
    5        12/31/92-12/31/97 $18,716.11     87.16%      13.36%   12/31/92-12/31/97 $18,344.71    83.45%       12.90%

   Life      5/27/88-12/31/97  $41,593.87    315.94%      16.00%   5/16/88-12/31/97  $29,177.70   191.78%       11.76%

                             HIGH YIELD SERIES
            ---------------------------------------------------
  NUMBER                                  CUMULATIVE   COMPOUND
    OF                                      GROWTH      GROWTH
  YEARS         PERIODS         AMOUNT       RATE        RATE
----------  ----------------  ----------  ----------   --------
    1       12/31/96-12/31/97 $11,175.86     11.76%      11.76%
    2       12/31/95-12/31/97 $12,368.25     23.68%      11.21%
    3       12/31/94-12/31/97 $14,290.01     42.90%      12.64%
    4       12/31/93-12/31/97 $13,791.96     37.92%       8.37%
    5       12/31/92-12/31/97 $16,029.26     60.29%       9.90%
    10      12/31/87-12/31/76 $24,849.11    148.49%       9.53%
   Life     8/13/85-12/31/97  $29,029.85    190.30%       8.98%
                         WORLD GOVERNMENTS SERIES
            ---------------------------------------------------
  NUMBER                                  CUMULATIVE   COMPOUND
    OF                                      GROWTH      GROWTH
  YEARS         PERIODS         AMOUNT       RATE        RATE
----------  ----------------  ----------  ----------   --------
    1       12/31/96-12/31/97 $ 9,795.74    (2.04)%     (2.04)%
    2       12/31/95-12/31/97 $10,120.48      1.20%       0.60%
    3       12/31/94-12/31/97 $11,560.36     15.60%       4.95%
    4       12/31/93-12/31/97 $10,905.45      9.05%       2.19%
    5       12/31/92-12/31/97 $12,803.44     28.03%       5.07%
   Life     5/16/88-12/31/97  $18,135.60     81.36%       6.37%

------------------------
*For purposes of determining these investment results, the actual investment performance of each series of the MFS/Sun Life Series Trust illustrated, from the date such Series commenced operations, has been recognized. The charges imposed under the Contract against the assets of the Variable Account for mortality and expense risks have been taken into account. However, the annual Account Fee of $30 is not reflected and these examples do not assume surrender at the end of the period.

                        ADVERTISING AND SALES LITERATURE

    As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

    A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

    DUFF & PHELPS CREDIT RATING COMPANY's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

    LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

    STANDARD & POOR's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

    VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds included in variable contracts.

    STANDARD & POOR'S INDEX--Broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

    NASDAQ-OTC Price Index--This index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

    DOW JONES INDUSTRIAL AVERAGE (DJIA)--Price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

    In its advertisements and other sales literature for the Variable Account and the Series Fund, the Company intends to illustrate the advantages of the Contracts in a number of ways:

    COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the fixed account; and the compounding effect when an Owner makes regular deposits to his or her Account.

    DOLLAR COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

    THE COMPANY'S ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, A.M. Best Company and Duff & Phelps above). It may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

STATEMENT OF CONDITION-- December 31, 1997

ASSETS:
   Investment in MFS/Sun Life Series Trust       Shares        Cost         Value
                                               ----------  ------------  ------------
    Capital Appreciation Series ("CAS")......   1,690,865  $ 51,349,789  $ 67,868,674
    Government Securities Series ("GSS").....   1,720,075    21,379,490    22,430,830
    High Yield Series ("HYS")................   1,353,848    11,994,948    13,146,857
    Managed Sectors Series ("MSS")...........     446,837    11,030,212    13,029,464
    Money Market Series ("MMS")..............  12,406,672    12,406,672    12,406,672
    Total Return Series ("TRS")..............   2,090,778    34,857,281    44,569,654
    World Governments Series ("WGS").........     478,903     5,498,072     5,137,026
                                                           ------------  ------------
                                                           $148,516,464  $178,589,177
                                                           ------------
                                                           ------------
LIABILITY:
  Payable to sponsor...................................................        70,619
                                                                         ------------
        Net Assets.....................................................  $178,518,558
                                                                         ------------
                                                                         ------------

                                                               Applicable to Owners of
                                                         Deferred Variable Annuity Contracts  Reserve for
NET ASSETS:                                              -----------------------------------   Variable
COMPASS 2 CONTRACTS:                                       Units    Unit Value     Value       Annuities       Total
                                                         ---------  ----------  ------------  -----------   ------------
    CAS................................................  1,049,111    $ 59.1724 $ 62,072,312   $  241,312   $ 62,313,624
    GSS................................................    897,267      24.1586   21,672,617       94,840     21,767,457
    HYS................................................    421,472      29.0298   12,237,445       43,066     12,280,511
    MSS................................................    270,624      41.5939   11,272,473      --          11,272,473
    MMS................................................    713,552      16.6078   11,843,273       10,976     11,854,249
    TRS................................................  1,345,153      29.1777   39,309,920      609,566     39,919,486
    WGS................................................    256,940      18.1356    4,669,373      --           4,669,373
                                                                                ------------  -----------   ------------
                                                                                $163,077,413   $  999,760   $164,077,173
                                                                                ------------  -----------   ------------

COMPASS 3 CONTRACTS:
    CAS................................................    291,968    $ 19.0541 $  5,562,736   $      109   $  5,562,845
    GSS................................................     55,194      12.0343      663,723      --             663,723
    HYS................................................     60,217      14.3002      861,335      --             861,335
    MSS................................................    100,687      17.4931    1,755,888          227      1,756,115
    MMS................................................     47,433      11.4533      543,064      --             543,064
    TRS................................................    281,915      16.2726    4,586,550          100      4,586,650
    WGS................................................     42,551      11.0071      467,653      --             467,653
                                                                                ------------  -----------   ------------
                                                                                $ 14,440,949   $      436   $ 14,441,385
                                                                                ------------  -----------   ------------
        Net Assets............................................................  $177,518,362   $1,000,196   $178,518,558
                                                                                ------------  -----------   ------------
                                                                                ------------  -----------   ------------

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

STATEMENTS OF OPERATIONS-- Year Ended December 31, 1997

                                                        CAS            GSS            HYS           MSS
                                                    Sub-Account    Sub-Account    Sub-Account   Sub-Account
                                                    ------------   ------------   -----------   ------------
INCOME AND EXPENSES:
  Dividend income and capital gain distributions
   received.......................................  $  5,671,221   $ 1,773,033    $  888,949    $  1,371,268
  Mortality and expense risk charges..............       842,418       321,292       169,971         157,979
  Distribution expense charges....................         7,164           992         1,194           2,203
                                                    ------------   ------------   -----------   ------------
      Net investment income.......................  $  4,821,639   $ 1,450,749    $  717,784    $  1,211,086
                                                    ------------   ------------   -----------   ------------
REALIZED AND UNREALIZED GAINS (LOSSES):
  Realized gains (losses) on investment
   transactions:
    Proceeds from sales...........................  $ 14,132,590   $ 9,865,167    $5,608,186    $  4,092,808
    Cost of investments sold......................     9,867,505     9,941,116     5,133,558       3,008,351
                                                    ------------   ------------   -----------   ------------
      Net realized gains (losses).................  $  4,265,085   $   (75,949)   $  474,628    $  1,084,457
                                                    ------------   ------------   -----------   ------------
  Net unrealized appreciation on investments:
    End of year...................................  $ 16,518,885   $ 1,051,340    $1,151,909    $  1,999,252
    Beginning of year.............................    13,093,275       670,954       861,574       1,586,190
                                                    ------------   ------------   -----------   ------------
      Change in unrealized appreciation...........  $  3,425,610   $   380,386    $  290,335    $    413,062
                                                    ------------   ------------   -----------   ------------
    Realized and unrealized gains.................  $  7,690,695   $   304,437    $  764,963    $  1,497,519
                                                    ------------   ------------   -----------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS............  $ 12,512,334   $ 1,755,186    $1,482,747    $  2,708,605
                                                    ------------   ------------   -----------   ------------
                                                    ------------   ------------   -----------   ------------

                                                       MMS          TRS          WGS
                                                    Sub-Account  Sub-Account  Sub-Account     Total
                                                    ----------   ----------   ----------   -----------
INCOME AND EXPENSES:
  Dividend income and capital gain distributions
   received.......................................  $  675,167   $4,275,683   $ 252,673    $14,907,994
  Mortality and expense risk charges..............     176,350     528,904       74,258      2,271,172
  Distribution expense charges....................       1,117       6,104          775         19,549
                                                    ----------   ----------   ----------   -----------
      Net investment income.......................  $  497,700   $3,740,675   $ 177,640    $12,617,273
                                                    ----------   ----------   ----------   -----------
REALIZED AND UNREALIZED GAINS (LOSSES):
  Realized gains (losses) on investment
   transactions:
    Proceeds from sales...........................  $14,314,584  $8,762,067   $2,194,887   $58,970,289
    Cost of investments sold......................  14,314,584   6,102,334    2,416,005     50,783,453
                                                    ----------   ----------   ----------   -----------
      Net realized gains (losses).................  $   --       $2,659,733   $(221,118 )  $ 8,186,836
                                                    ----------   ----------   ----------   -----------
  Net unrealized appreciation (depreciation) on
   investments
    End of Year...................................  $   --       $9,712,373   $(361,046 )  $30,072,713
    Beginning of Year.............................      --       8,090,640     (245,952 )   24,056,681
                                                    ----------   ----------   ----------   -----------
      Change in unrealized appreciation
       (depreciation).............................  $   --       $1,621,733   $(115,094 )  $ 6,016,032
                                                    ----------   ----------   ----------   -----------
    Realized and unrealized gains (losses)........  $   --       $4,281,466   $(336,212 )  $14,202,868
                                                    ----------   ----------   ----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................  $  497,700   $8,022,141   $(158,572 )  $26,820,141
                                                    ----------   ----------   ----------   -----------
                                                    ----------   ----------   ----------   -----------

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             CAS                               GSS
                                                                         Sub-Account                       Sub-Account
                                                                ------------------------------   -------------------------------
                                                                   Year Ended December 31,           Year Ended December 31,
                                                                ------------------------------   -------------------------------
                                                                     1997            1996             1997             1996
                                                                --------------   -------------   --------------   --------------
OPERATIONS:
  Net investment income.......................................   $ 4,821,639      $ 3,981,524      $ 1,450,749     $  1,241,066
  Net realized gains (losses).................................     4,265,085        4,576,791          (75,949)         (27,070)
  Net unrealized gains (losses)...............................     3,425,610        2,015,008          380,386       (1,124,217)
                                                                --------------   -------------   --------------   --------------
      Increase in net assets from operations..................   $12,512,334      $10,573,323      $ 1,755,186     $     89,779
                                                                --------------   -------------   --------------   --------------
CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received................................   $ 2,627,696      $ 2,717,881      $   593,679     $    894,639
    Net transfers between Sub-Accounts and Fixed Account......       668,389       (1,800,976)      (1,912,328)         493,206
    Withdrawals, surrenders, annuitizations and contract
     charges..................................................    (7,704,458)      (7,564,122)      (4,863,706)      (4,694,596)
                                                                --------------   -------------   --------------   --------------
      Net accumulation activity...............................   $(4,408,373)     $(6,647,217)     $(6,182,355)    $ (3,306,751)
                                                                --------------   -------------   --------------   --------------
  Annuitization Activity:
    Annuitizations............................................   $    67,112      $     7,453      $  --           $     10,761
    Annuity payments and contract charges.....................       (26,334)         (21,172)         (22,850)         (43,569)
    Adjustments to annuity reserve............................        (3,618)             775            3,140            1,408
                                                                --------------   -------------   --------------   --------------
      Net annuitization activity..............................   $    37,160      $   (12,944)     $   (19,710)    $    (31,400)
                                                                --------------   -------------   --------------   --------------
  Decrease in net assets from contract owner transactions.....   $(4,371,213)     $(6,660,161)     $(6,202,065)    $ (3,338,151)
                                                                --------------   -------------   --------------   --------------
    Increase (decrease) in net assets.........................   $ 8,141,121      $ 3,913,162      $(4,446,879)    $ (3,248,372)
NET ASSETS:
  Beginning of year...........................................    59,735,348       55,822,186       26,878,059       30,126,431
                                                                --------------   -------------   --------------   --------------
  End of year.................................................   $67,876,469      $59,735,348      $22,431,180     $ 26,878,059
                                                                --------------   -------------   --------------   --------------
                                                                --------------   -------------   --------------   --------------

                                                                             HYS                               MSS
                                                                         Sub-Account                       Sub-Account
                                                                ------------------------------   -------------------------------
                                                                   Year Ended December 31,           Year Ended December 31,
                                                                ------------------------------   -------------------------------
                                                                     1997            1996             1997             1996
                                                                --------------   -------------   --------------   --------------
OPERATIONS:
  Net investment income.......................................   $   717,784      $   942,056      $ 1,211,086     $  1,252,707
  Net realized gains..........................................       474,628          281,243        1,084,457          346,321
  Net unrealized gains........................................       290,335          168,726          413,062           27,275
                                                                --------------   -------------   --------------   --------------
      Increase in net assets from operations..................   $ 1,482,747      $ 1,392,025      $ 2,708,605     $  1,626,303
                                                                --------------   -------------   --------------   --------------
CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received................................   $   212,184      $   373,887      $   641,130     $    728,572
    Net transfers between Sub-Accounts and Fixed Account......       199,334         (133,634)          83,029          455,068
    Withdrawals, surrenders, annuitizations and contract
     charges..................................................    (2,269,739)      (2,039,017)      (2,113,363)      (1,326,391)
                                                                --------------   -------------   --------------   --------------
      Net accumulation activity...............................   $(1,858,221)     $(1,798,764)     $(1,389,204)    $   (142,751)
                                                                --------------   -------------   --------------   --------------
  Annuitization Activity:
    Annuitizations............................................   $   --           $   --           $  --           $   --
    Annuity payments and contract charges.....................        (5,630)          (6,135)            (164)            (135)
    Adjustments to annuity reserves...........................          (427)            (255)         (11,371)          11,582
                                                                --------------   -------------   --------------   --------------
      Net annuitization activity..............................   $    (6,057)     $    (6,390)     $   (11,535)    $     11,447
                                                                --------------   -------------   --------------   --------------
  Decrease in net assets from contract owner transactions.....   $(1,864,278)     $(1,805,154)     $(1,400,739)    $   (131,304)
                                                                --------------   -------------   --------------   --------------
      Increase (decrease) in net assets.......................   $  (381,531)     $  (413,129)     $ 1,307,866     $  1,494,999
NET ASSETS:
  Beginning of year...........................................    13,523,377       13,936,506       11,720,722       10,225,723
                                                                --------------   -------------   --------------   --------------
  End of year.................................................   $13,141,846      $13,523,377      $13,028,588     $ 11,720,722
                                                                --------------   -------------   --------------   --------------
                                                                --------------   -------------   --------------   --------------

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

                                                                      MMS                              TRS
                                                                  Sub-Account                      Sub-Account
                                                         ------------------------------   -----------------------------
                                                            Year Ended December 31,          Year Ended December 31,
                                                         ------------------------------   -----------------------------
                                                              1997             1996            1997            1996
                                                         ---------------   ------------   --------------   ------------
OPERATIONS:
  Net investment income................................    $   497,700     $   524,831     $  3,740,675    $  2,404,032
  Net realized gains...................................       --               --             2,659,733       1,937,824
  Net unrealized gains.................................       --               --             1,621,733         489,044
                                                         ---------------   ------------   --------------   ------------
      Increase (decrease) in net assets from
       operations......................................    $   497,700     $   524,831     $  8,022,141    $  4,830,900
                                                         ---------------   ------------   --------------   ------------
CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received.........................    $   361,788     $   506,719     $  1,583,065    $  1,903,724
    Net transfers between Sub-Accounts and Fixed
     Account...........................................        457,557       1,225,167          101,838         (23,251)
    Withdrawals, surrenders, annuitizations and
     contract charges..................................     (4,535,913)     (3,891,615)      (6,305,584)     (5,723,230)
                                                         ---------------   ------------   --------------   ------------
      Net accumulation activity........................    $(3,716,568)    $(2,159,729)    $ (4,620,681)   $ (3,842,757)
                                                         ---------------   ------------   --------------   ------------
  Annuitization Activity:
    Annuitizations.....................................    $  --           $   --          $     56,378    $     19,728
    Annuity payments and contract charges..............         (1,179)         (4,273)         (82,242)        (68,505)
    Adjustments to annuity reserves....................         10,821         (11,568)         (19,810)        (13,885)
                                                         ---------------   ------------   --------------   ------------
      Net annuitization activity.......................    $     9,642     $   (15,841)    $    (45,674)   $    (62,662)
                                                         ---------------   ------------   --------------   ------------
  Decrease in net assets from contract owner
   transactions........................................    $(3,706,926)    $(2,175,570)    $ (4,666,355)   $ (3,905,419)
                                                         ---------------   ------------   --------------   ------------
    Increase (decrease) in net assets..................    $(3,209,226)    $(1,650,739)    $  3,355,786    $    925,481
NET ASSETS:
  Beginning of year....................................     15,606,539      17,257,278       41,150,350      40,224,869
                                                         ---------------   ------------   --------------   ------------
  End of year..........................................    $12,397,313     $15,606,539     $ 44,506,136    $ 41,150,350
                                                         ---------------   ------------   --------------   ------------
                                                         ---------------   ------------   --------------   ------------

                                                                      WGS
                                                                  Sub-Account                         Total
                                                         ------------------------------   -----------------------------
                                                            Year Ended December 31,          Year Ended December 31,
                                                         ------------------------------   -----------------------------
                                                              1997             1996            1997            1996
                                                         ---------------   ------------   --------------   ------------
OPERATIONS:
  Net investment income................................    $   177,640     $   951,977     $ 12,617,273    $ 11,298,193
  Net realized gains (losses)..........................       (221,118)       (130,309)       8,186,836       6,984,800
  Net unrealized gains (losses)........................       (115,094)       (582,106)       6,016,032         993,730
                                                         ---------------   ------------   --------------   ------------
      Increase (decrease) in net assets from
       operations......................................    $  (158,572)    $   239,562     $ 26,820,141    $ 19,276,723
                                                         ---------------   ------------   --------------   ------------
CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received.........................    $   200,405     $   408,414     $  6,219,947    $  7,533,836
    Net transfers between Sub-Accounts and Fixed
     Account...........................................       (327,982)       (463,423)        (730,163)       (247,843)
    Withdrawals, surrenders, annuitizations and
     contract charges..................................     (1,751,969)     (1,295,854)     (29,544,732)    (26,534,825)
                                                         ---------------   ------------   --------------   ------------
      Net accumulation activity........................    $(1,879,546)    $(1,350,863)    $(24,054,948)   $(19,248,832)
                                                         ---------------   ------------   --------------   ------------
  Annuitization Activity:
    Annuitizations.....................................    $  --           $   --          $    123,490    $     37,942
    Annuity payments and contract charges..............       --               --              (138,399)       (143,789)
    Adjustments to annuity reserves....................       --               --               (21,265)        (11,943)
                                                         ---------------   ------------   --------------   ------------
      Net annuitization activity                           $  --           $   --          $    (36,174)   $   (117,790)
                                                         ---------------   ------------   --------------   ------------
  Decrease in net assets from contract owner
   transactions........................................    $(1,879,546)    $(1,350,863)    $(24,091,122)   $(19,366,622)
                                                         ---------------   ------------   --------------   ------------
    Increase (decrease) in net assets..................    $(2,038,118)    $(1,111,301)    $  2,729,019    $    (89,899)
NET ASSETS:
  Beginning of year....................................      7,175,144       8,286,445      175,789,539     175,879,438
                                                         ---------------   ------------   --------------   ------------
  End of year..........................................    $ 5,137,026     $ 7,175,144     $178,518,558    $175,789,539
                                                         ---------------   ------------   --------------   ------------
                                                         ---------------   ------------   --------------   ------------

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

Sun Life (N.Y.) Variable Account B (the "Variable Account"), a separate account of Sun Life Insurance and Annuity Company of New York, the Sponsor (a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.)), was established on December 3, 1984 as a funding vehicle for individual variable annuities. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific series of MFS/Sun Life Series Trust (the "Series Trust") as selected by contract owners. The Series Trust is an open-end management investment company registered under the Investment Company Act of 1940. Massachusetts Financial Services Company, an affiliate of Sun Life Assurance Company of Canada (U.S.), is investment adviser to the Series Trust.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS

Investments in shares of the Series Trust are recorded at their net asset value. Realized gains and losses on sales of shares of the Series Trust are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Series Trust shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

FEDERAL INCOME TAX STATUS

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not subject to tax.

(3) CONTRACT CHARGES

A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. These deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate of 1.3% of the assets of the Variable Account attributable to Compass 2 contracts and 1.25% of the assets of the Variable Account attributable to Compass 3 contracts.

Each year on the contract anniversary, a contract maintenance charge of $30 is deducted from each contract's accumulation account to cover administrative expenses relating to the contract. After the annuity commencement date the charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described below applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the Compass 3 contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period for the first seven contract years (during both the accumulation period and, if applicable, after annuity payments begin) at an effective annual rate of 0.15% of the assets of the Variable Account attributable to such contracts. No deduction is made after the seventh contract anniversary. No such deduction is made with respect to assets attributable to Compass 2 contracts.

(4) ANNUITY RESERVES

Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987 have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987 are calculated using the 1983 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of 4%. Required adjustments to the reserve are accomplished by transfers to or from the Sponsor.

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

(5) UNIT ACTIVITY FROM CONTRACT OWNER TRANSACTIONS

                                                     CAS                       GSS                     HYS
                                                 Sub-Account               Sub-Account             Sub-Account
                                           -----------------------   -----------------------   -------------------
                                                 Year Ended                Year Ended              Year Ended
                                                December 31,              December 31,            December 31,
                                           -----------------------   -----------------------   -------------------
COMPASS 2 CONTRACTS                           1997         1996         1997         1996        1997       1996
-----------------------------------------  ----------   ----------   ----------   ----------   --------   --------
Units Outstanding Beginning of Year         1,149,253    1,311,905    1,160,869    1,317,288    489,793    570,116
    Units purchased                            25,636       34,513       22,468       29,010      3,272      5,193
    Units transferred between
     Sub-Accounts and Fixed Account             7,308      (32,094)     (79,806)      25,659      6,890     (6,162)
    Units withdrawn, surrendered, and
     annuitized                              (133,086)    (165,071)    (206,264)    (211,088)   (78,483)   (79,354)
                                           ----------   ----------   ----------   ----------   --------   --------
Units Outstanding End of Year               1,049,111    1,149,253      897,267    1,160,869    421,472    489,793
                                           ----------   ----------   ----------   ----------   --------   --------
                                           ----------   ----------   ----------   ----------   --------   --------

                                                     MSS
                                                 Sub-Account
                                           -----------------------

                                                 Year Ended
                                                December 31,
                                           -----------------------
COMPASS 2 CONTRACTS                           1997         1996
-----------------------------------------  ----------   ----------
Units Outstanding Beginning of Year           314,243      331,221
    Units purchased                             8,716       11,544
    Units transferred between
     Sub-Accounts and Fixed Account            (1,885)      12,613
    Units withdrawn, surrendered, and
     annuitized                               (50,450)     (41,135)
                                           ----------   ----------
Units Outstanding End of Year                 270,624      314,243
                                           ----------   ----------
                                           ----------   ----------

                                                   MMS                     TRS                   WGS
                                               Sub-Account             Sub-Account           Sub-Account
                                          ----------------------  ----------------------  ------------------
                                                Year Ended              Year Ended            Year Ended
                                               December 31,            December 31,          December 31,
                                          ----------------------  ----------------------  ------------------
                                             1997        1996        1997        1996       1997      1996
                                          ----------  ----------  ----------  ----------  --------  --------
Units Outstanding Beginning of Year          917,551   1,084,910   1,532,369   1,740,564   358,117   433,736
    Units purchased                           14,540      20,814      34,725      40,026     6,591    10,747
    Units transferred between
     Sub-Accounts and Fixed Account           50,095      58,322         146      (6,258)  (15,604)  (20,115)
    Units withdrawn, surrendered, and
     annuitized                             (268,634)   (246,495)   (222,087)   (241,963)  (92,164)  (66,251)
                                          ----------  ----------  ----------  ----------  --------  --------
Units Outstanding End of Year                713,552     917,551   1,345,153   1,532,369   256,940   358,117
                                          ----------  ----------  ----------  ----------  --------  --------
                                          ----------  ----------  ----------  ----------  --------  --------

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

                                                     CAS                       GSS                     HYS
                                                 Sub-Account               Sub-Account             Sub-Account
                                           -----------------------   -----------------------   -------------------
                                                 Year Ended                Year Ended              Year Ended
                                                December 31,              December 31,            December 31,
                                           -----------------------   -----------------------   -------------------
COMPASS 3 CONTRACTS                           1997         1996         1997         1996        1997       1996
-----------------------------------------  ----------   ----------   ----------   ----------   --------   --------
Units Outstanding Beginning of Year           231,231      184,876       58,052       39,286     58,945     43,963
    Units purchased                            72,122       82,988        6,833       23,535      9,036     20,780
    Units transferred between
     Sub-Accounts and Fixed Account             6,347      (23,851)        (373)      (1,004)       291      1,055
    Units withdrawn, surrendered, and
     annuitized                               (17,732)     (12,782)      (9,318)      (3,765)    (8,055)    (6,853)
                                           ----------   ----------   ----------   ----------   --------   --------
Units Outstanding End of Year                 291,968      231,231       55,194       58,052     60,217     58,945
                                           ----------   ----------   ----------   ----------   --------   --------
                                           ----------   ----------   ----------   ----------   --------   --------

                                                     MSS
                                                 Sub-Account
                                           -----------------------

                                                 Year Ended
                                                December 31,
                                           -----------------------
COMPASS 3 CONTRACTS                           1997         1996
-----------------------------------------  ----------   ----------
Units Outstanding Beginning of Year            82,578       53,846
    Units purchased                            18,777       29,174
    Units transferred between
     Sub-Accounts and Fixed Account            10,378        4,546
    Units withdrawn, surrendered, and
     annuitized                               (11,046)      (4,988)
                                           ----------   ----------
Units Outstanding End of Year                 100,687       82,578
                                           ----------   ----------
                                           ----------   ----------

                                                   MMS                     TRS                   WGS
                                               Sub-Account             Sub-Account           Sub-Account
                                          ----------------------  ----------------------  ------------------
                                                Year Ended              Year Ended            Year Ended
                                               December 31,            December 31,          December 31,
                                          ----------------------  ----------------------  ------------------
                                             1997        1996        1997        1996       1997      1996
                                          ----------  ----------  ----------  ----------  --------  --------
Units Outstanding Beginning of Year           83,267      44,348     255,284     185,716    47,922    46,895
    Units purchased                           11,190      16,424      44,905      80,349     7,395    20,202
    Units transferred between
     Sub-Accounts and Fixed Account          (32,545)     25,043       4,923      10,544    (4,116)   (9,737)
    Units withdrawn, surrendered, and
     annuitized                              (14,479)     (2,548)    (23,197)    (21,325)   (8,650)   (9,438)
                                          ----------  ----------  ----------  ----------  --------  --------
Units Outstanding End of Year                 47,433      83,267     281,915     255,284    42,551    47,922
                                          ----------  ----------  ----------  ----------  --------  --------
                                          ----------  ----------  ----------  ----------  --------  --------

INDEPENDENT AUDITORS' REPORT

To the Contract Owners participating in Sun Life (N.Y.) Variable Account B and the Board of Directors of Sun Life Insurance and Annuity Company of New
York:

We have audited the accompanying statement of condition of Sun Life (N.Y.) Variable Account B (the "Variable Account") as of December 31, 1997, the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Variable Account as of December 31, 1997, the results of its operations and the changes in its net assets for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.)) STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

                                                                     DECEMBER 31,
                                                              --------------------------
                                                                  1997          1996
                                                              ------------  ------------
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS:
    Bonds                                                     $ 61,703,336  $ 77,142,619
    Mortgage loans on real estate                               25,787,001    40,431,773
    Properties acquired in satisfaction of debt                         --     1,377,041
    Policy loans                                                   636,277       651,332
    Cash and short-term investments                             10,120,237     4,614,994
    Life insurance premiums and annuity considerations due
      and uncollected                                              791,011       421,112
    Accident and health premiums due and unpaid                    158,858        69,672
    Investment income due and accrued                            1,083,939     1,737,199
    Other assets                                                   497,790        14,668
                                                              ------------  ------------
    General account assets                                     100,778,449   126,460,410
SEPARATE ACCOUNT ASSETS:
    Unitized                                                   406,430,585   303,896,114
    Non-unitized                                               116,889,545    87,676,015
                                                              ------------  ------------
    Total Admitted Assets                                     $624,098,579  $518,032,539
                                                              ------------  ------------
                                                              ------------  ------------
LIABILITIES
GENERAL ACCOUNT LIABILITIES:
    Aggregate reserve for life policies and contracts         $ 22,374,626  $ 20,404,586
    Aggregate reserve for accident and health policies           7,414,000     4,185,000
    Policy and contract claims                                   1,912,737     1,107,333
    Liability for premium and other deposit funds               31,341,254    61,747,147
    Interest maintenance reserve                                   885,581     1,173,961
    Commissions to agents due or accrued                           521,106       217,449
    General expenses due or accrued                                415,105       218,624
    Transfers from Separate Accounts due or accrued             (7,224,058)   (1,689,278)
    Taxes, licenses and fees due or accrued                        114,986        96,884
    Federal income taxes due or accrued                          1,000,000       400,000
    Asset valuation reserve                                      1,346,335     1,845,237
    Payable to parent, subsidiaries and affiliates               1,266,475     1,614,355
    Other liabilities                                              810,594       509,201
                                                              ------------  ------------
    General account liabilities                                 62,178,741    91,830,499
SEPARATE ACCOUNT LIABILITIES:
    Unitized                                                   406,249,110   303,723,382
    Non-unitized                                               116,889,545    87,676,015
                                                              ------------  ------------
    Total liabilities                                          585,317,396   483,229,896
                                                              ------------  ------------
CAPITAL STOCK AND SURPLUS
    Capital Stock--Par value $1,000; authorized issued and
      outstanding; 2,000 shares                                  2,000,000     2,000,000
                                                              ------------  ------------
    Gross paid in and contributed surplus                       29,500,000    29,500,000
    Group life contingency reserve fund                            180,457       118,381
    Unassigned funds                                             7,100,726     3,184,262
                                                              ------------  ------------
    Total Surplus                                               36,781,183    32,802,643
                                                              ------------  ------------
CAPITAL STOCK AND SURPLUS                                       38,781,183    34,802,643
                                                              ------------  ------------
    Total liabilities, capital stock and surplus              $624,098,579  $518,032,539
                                                              ------------  ------------
                                                              ------------  ------------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-Owned Subsidiary of Sun Life Assurance Company Of Canada (U.S.)) STATUTORY STATEMENTS OF OPERATIONS

                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                  1997          1996          1995
                                                              ------------  ------------  ------------
INCOME:
    Premiums and annuity considerations                       $ 16,670,915  $ 11,581,817  $ 11,731,623
    Deposit-type funds                                         122,789,862    72,121,136    73,714,439
    Net investment income                                        8,824,668    12,313,903    18,450,106
    Amortization of interest maintenance reserve                   519,001       704,763       753,351
    Net gain from operations from Separate Accounts                  8,743         8,101            --
                                                              ------------  ------------  ------------
      Total Income                                             148,813,189    96,729,720   104,649,519
                                                              ------------  ------------  ------------
BENEFITS AND EXPENSES:
    Death benefits                                               4,916,746     2,881,367     2,589,934
    Annuity benefits                                             5,439,091     7,175,995     6,606,801
    Disability benefits and benefits under accident and
      health policies                                              939,635       464,615       233,549
    Surrender benefits and other fund withdrawals              111,623,776   118,432,072   118,975,912
    Interest on policy or contract funds                            75,069        83,323            --
    Increase in aggregate reserves for life and accident and
      health policies and contracts                              5,199,040     1,550,701     3,022,081
    Decrease in liability for premium and other deposit
      funds                                                    (30,405,893)  (67,996,389)  (71,733,008)
                                                              ------------  ------------  ------------
      Total Benefits                                            97,787,464    62,591,684    59,695,269
    Commissions on premiums and annuity considerations
      (direct business only)                                     5,582,738     3,047,358     3,212,849
    General insurance expenses                                   7,687,478     6,093,131     5,716,492
    Insurance taxes, licenses and fees, excluding federal
      income taxes                                                 788,386       729,244       579,585
    Net transfers to Separate Accounts                          31,479,097    19,487,747    32,047,554
                                                              ------------  ------------  ------------
      Total Benefits and Expenses                              143,325,163    91,949,164   101,251,749
                                                              ------------  ------------  ------------
    Net gain from operations before dividends to
      policyholders and federal income taxes                     5,488,026     4,780,556     3,397,770
    Federal income taxes incurred (excluding tax on capital
      gains)                                                     2,315,259     1,938,734     2,446,706
                                                              ------------  ------------  ------------
    Net gain from operations after dividends to
      policyholders and federal income taxes and before
      realized capital gains                                     3,172,767     2,841,822       951,064
    Net realized capital gains (losses) less capital gains
      tax and transferred to the interest maintenance
      reserve                                                      183,262      (439,101)      (21,536)
                                                              ------------  ------------  ------------
NET INCOME                                                    $  3,356,029  $  2,402,721  $    929,528
                                                              ------------  ------------  ------------
                                                              ------------  ------------  ------------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-Owned Subsidiary of Sun Life Assurance Company Of Canada (U.S.)) STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

                                                                    YEARS ENDED DECEMBER 31,
                                                              -------------------------------------
                                                                 1997         1996         1995
                                                              -----------  -----------  -----------
CAPITAL AND SURPLUS, BEGINNING OF YEAR                        $34,802,643  $31,964,414  $31,409,069
                                                              -----------  -----------  -----------
    Net income                                                  3,356,029    2,402,721      929,528
    Change in net unrealized capital gains (losses)               138,000      702,000     (672,000)
    Change in nonadmitted assets and related items                (14,391)      32,888       71,263
    Change in asset valuation reserve                             498,902     (299,380)     226,554
                                                              -----------  -----------  -----------
    Net change in capital and surplus for the year              3,978,540    2,838,229      555,345
                                                              -----------  -----------  -----------
CAPITAL AND SURPLUS, END OF YEAR                              $38,781,183  $34,802,643  $31,964,414
                                                              -----------  -----------  -----------
                                                              -----------  -----------  -----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.)) STATUTORY STATEMENTS OF CASH FLOW

                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                  1997          1996          1995
                                                              ------------  ------------  ------------
CASH PROVIDED
    Premiums, annuity considerations and deposit funds
      received                                                $139,005,632  $ 83,598,181  $ 85,243,958
    Net investment income                                        9,707,801    14,106,521    19,808,090
                                                              ------------  ------------  ------------
      Total receipts                                           148,713,433    97,704,702   105,052,048
                                                              ------------  ------------  ------------
    Benefits paid                                              122,170,301   128,975,968   128,129,129
    Insurance expenses and taxes paid                           13,540,362     9,712,774     9,655,310
    Net cash transfers to separate accounts                     37,013,877    22,213,704    29,702,679
    Federal income tax payments (excluding tax on capital
      gains)                                                     1,715,259     2,909,899     2,125,541
                                                              ------------  ------------  ------------
      Total payments                                           174,439,799   163,812,345   169,612,659
    Net cash from operations                                   (25,726,366)  (66,107,643)  (64,560,611)
    Proceeds from long-term investments sold, matured or
      repaid (after deducting taxes on capital gains of
      $222,860 for 1997, $(112,405) for 1996 and $324,248
      for 1995)                                                 59,132,310    86,583,714   123,662,512
    Other cash provided                                            325,543     4,654,856       444,240
                                                              ------------  ------------  ------------
      Total cash provided                                       59,457,853    91,238,570   124,106,752
                                                              ------------  ------------  ------------
CASH APPLIED
    Cost of long-term investments acquired                      27,369,138    28,654,582    51,631,901
    Other cash applied                                             857,106       166,107     2,401,799
                                                              ------------  ------------  ------------
      Total cash applied                                        28,226,244    28,820,689    54,033,700
                                                              ------------  ------------  ------------
      Net change in cash and short-term investments              5,505,243    (3,689,762)    5,512,441
CASH AND SHORT-TERM INVESTMENTS:
BEGINNING OF YEAR                                                4,614,994     8,304,756     2,792,315
                                                              ------------  ------------  ------------
END OF YEAR                                                   $ 10,120,237  $  4,614,994  $  8,304,756
                                                              ------------  ------------  ------------
                                                              ------------  ------------  ------------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-Owned Subsidiary of Sun Life Assurance Company Of Canada (U.S.)) NOTES TO STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

1.  DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

GENERAL--

Sun Life Insurance and Annuity Company of New York (the "Company") is incorporated as a life insurance company and is currently engaged in the sale of individual fixed and variable annuities and group life and long-term disability insurance. The parent company, Sun Life Assurance Company of Canada (U.S.) (Sun Life of Canada (U.S.)), is ultimately a wholly-owned subsidiary of Sun Life Assurance Company of Canada (Sun Life (Canada)), a mutual life insurance company.

The Company, which is domiciled in the State of New York, prepares its financial statements in accordance with statutory accounting practices prescribed or permitted by the Insurance Department of the State of New York. Prescribed accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as New York State laws, regulations and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. The permitted accounting practices adopted by the Company are not material to the financial statements. Prior to 1996, statutory accounting practices were recognized by the insurance industry and the accounting profession as generally accepted accounting principles ("GAAP") for mutual life insurance companies and stock life insurance companies wholly owned by mutual life insurance companies. In April of 1993, the Financial Accounting Standards Board ("FASB") issued an interpretation (the "Interpretation") which became effective in 1996 that has changed the previous practice of mutual life insurance companies (and stock life insurance companies that are wholly owned subsidiaries of mutual life insurance companies) with respect to utilizing statutory basis financial statements for general purposes, in that it will no longer allow such financial statements to be described as having been prepared in conformity with GAAP. Consequently, these financial statements prepared in conformity with statutory accounting practices as described above, vary from and are not intended to present the Company's financial position, results of operations or cash flow in conformity with GAAP. (See Note 16 for further discussion relative to the Company's basis of financial statement presentation.) The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material.

INVESTED ASSETS--

Bonds are carried at cost adjusted for amortization of premium or accrual of discount. Mortgage loans acquired at a premium or discount are carried at amortized values and other mortgage loans at the amounts of the unpaid balances. Real estate investments are carried at the lower of cost, adjusted for accumulated depreciation, or appraised value less encumbrances. Short-term investments are carried at amortized cost which approximates fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally three to sixteen years.

POLICY AND CONTRACT RESERVES--

The reserves for group life insurance, group long-term disability insurance and annuity contracts, developed by accepted actuarial methods, have been established and maintained on the basis of published mortality and morbidity tables using assumed interest rates and valuation methods that will provide reserves at least as great as those required by law and contract provisions.

INCOME AND EXPENSES--

For group life, group long-term disability and annuity contracts, premiums are recognized as revenues over the premium paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-Owned Subsidiary of Sun Life Assurance Company Of Canada (U.S.)) NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

1. DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
SEPARATE ACCOUNTS--

The Company has established unitized separate accounts applicable to individual qualified and non-qualified variable annuity contracts.

Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract holders, are shown as separate captions in the statutory financial statements. Assets held in the separate accounts are carried at market values.

The Company has also established a non-unitized separate account for amounts allocated to the fixed portion of a certain combination fixed/variable deferred annuity contract. The assets of this account are available to fund general account liabilities and general account assets are available to fund liabilities of this account.

Gains (losses) from mortality experience and investment experience of the separate accounts, not applicable to contract owners, are transferred to (from) the general account. Accumulated gains (losses) that have not been transferred are recorded as payable (receivable) to (from) the general account. Transfers from separate accounts due or accrued amounted to $7,224,000 in 1997 and $1,689,000 in 1996.

OTHER--

Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Certain 1996 and 1995 amounts have been reclassified to conform to amounts as presented in 1997.

2.  BONDS:
Investments in debt securities are as follows:

                                                      DECEMBER 31, 1997
                                          ------------------------------------------
                                                      GROSS       GROSS     ESTIMATED
                                          AMORTIZED UNREALIZED   UNREALIZED   FAIR
                                            COST      GAINS       LOSSES     VALUE
                                          --------  ----------   --------   --------
                                                          (IN 000'S)
Long-term bonds:
    United States Government and
     government agencies and authorities  $15,005     $  311         $--    $15,316
    Foreign governments                       523         16          --        539
    Public utilities                       12,126        341          --     12,467
    Finance                                 4,026         80          --      4,106
    All other corporate bonds              30,023        696          16     30,703
                                          --------  ----------       ---    --------
        Total long-term bonds              61,703      1,444          16     63,131
                                          --------  ----------       ---    --------
Short-term bonds:
    U.S. Treasury Bills, bankers
     acceptances and commercial paper       9,406         --          --      9,406
                                          --------  ----------       ---    --------
                                          $71,109     $1,444         $16    $72,537
                                          --------  ----------       ---    --------
                                          --------  ----------       ---    --------

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-Owned Subsidiary of Sun Life Assurance Company Of Canada (U.S.)) NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

2.  BONDS (CONTINUED):

                                                       DECEMBER 31, 1996
                                          --------------------------------------------
                                                      GROSS        GROSS      ESTIMATED
                                          AMORTIZED UNREALIZED   UNREALIZED     FAIR
                                            COST      GAINS        LOSSES      VALUE
                                          --------  ----------   ----------   --------
                                                           (IN 000'S)
Long-term bonds:
    United States Government and
     government agencies and authorities  $ 9,075     $  179       $   --     $ 9,254
    Foreign governments                       530         14           --         544
    Public utilities                       19,997        434            8      20,423
    Transportation                            468         34           --         502
    Finance                                 9,643        182           --       9,825
    All other corporate bonds              37,430      1,149           33      38,546
                                          --------  ----------        ---     --------
        Total long-term bonds              77,143      1,992           41      79,094
Short-term bonds:
    U.S. Treasury Bills, bankers
     acceptances and commercial paper       4,507         --           --       4,507
                                          --------  ----------        ---     --------
                                          $81,650     $1,992       $   41     $83,601
                                          --------  ----------        ---     --------
                                          --------  ----------        ---     --------

The amortized cost and estimated fair value of bonds at December 31, 1997 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call and/or prepayment penalties.

                                             DECEMBER 31, 1997
                                          -----------------------
                                          AMORTIZED   ESTIMATED
                                            COST      FAIR VALUE
                                          ---------  ------------
                                                (IN 000'S)
Maturities are:
    Due in one year or less                $21,723     $ 21,825
    Due after one year through five
     years                                  33,228       34,015
    Due after five years through ten
     years                                   2,386        2,499
    Due after ten years                      6,162        6,471
                                          ---------  ------------
        Subtotal                            63,499       64,810
                                          ---------  ------------
    Mortgage-backed securities               7,610        7,727
                                          ---------  ------------
                                           $71,109     $ 72,537
                                          ---------  ------------
                                          ---------  ------------

Proceeds from sales and maturities of investments in debt securities during 1997, 1996 and 1995 were $42,986,000, $76,431,000 and $111,448,000, respectively. Gross gains of $395,000, $537,000 and $1,295,000 and gross losses of $40,000, $183,000 and $335,000 were realized on such sales during 1997, 1996 and 1995, respectively.

A bond, included above, with an amortized cost of approximately $408,000 and $412,000 at December 31, 1997 and 1996, respectively, was on deposit with the Superintendent of Insurance of the State of New York as required by law.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-Owned Subsidiary of Sun Life Assurance Company Of Canada (U.S.)) NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

3.  MORTGAGE LOANS:
The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgment, the mortgage loans' values are impaired, appropriate losses are recorded.

The following table shows the geographic distribution of the mortgage loan portfolio at December 31:

                                           1997     1996
                                          -------  -------
                                             (IN 000'S)

New York                                  $ 4,375  $10,717
California                                  4,672    4,884
Massachusetts                               2,556    6,542
Ohio                                        1,308    3,445
Florida                                     3,313    3,795
All other                                   9,563   11,049
                                          -------  -------
                                          $25,787  $40,432
                                          -------  -------
                                          -------  -------

As of December 31, 1997, the Company has restructured mortgage loans totaling $960,000 against which there are allowances for losses of $250,000.

4.  INVESTMENT GAINS (LOSSES):

                                              YEARS ENDED
                                             DECEMBER 31,
                                          -------------------
                                          1997   1996   1995
                                          -----  -----  -----
                                              (IN 000'S)
Realized capital gains (losses):
    Mortgage loans                        $  (6) $(676) $  (1)
    Real estate                             288     --    (32)
                                          -----  -----  -----
                                            282   (676)   (33)
                                          -----  -----  -----
                                          -----  -----  -----
Changes in unrealized capital gains
 (losses) on mortgage loans               $ 138  $ 702  $(672)
                                          -----  -----  -----
                                          -----  -----  -----

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rate risk are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold. The gross realized capital gains credited to the interest maintenance reserve were $355,000, $354,000 and $960,000 in 1997, 1996 and 1995, respectively. All gains are transferred net of applicable income taxes.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-Owned Subsidiary of Sun Life Assurance Company Of Canada (U.S.)) NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

5.  NET INVESTMENT INCOME:
Net investment income consisted of the following for:

                                          YEARS ENDED DECEMBER 31,
                                          -------------------------
                                           1997     1996     1995
                                          -------  -------  -------
                                                 (IN 000'S)
Interest income from bonds                $ 5,622  $ 8,576  $13,020
Interest income from mortgage loans         3,279    4,252    5,882
Real estate investment income (loss)          483      376      (52)
Other investment income (loss)                170      (93)     170
                                          -------  -------  -------
    Gross investment income                 9,554   13,111   19,020
Investment expenses                           729      797      570
                                          -------  -------  -------
Net investment income                     $ 8,825  $12,314  $18,450
                                          -------  -------  -------
                                          -------  -------  -------

6.  REINSURANCE:
The Company has agreements with Sun Life (Canada) which provide that Sun Life (Canada) will reinsure the mortality and morbidity risks of the group life insurance contracts and group long-term disability contracts issued by the Company. Under these agreements, basic death benefits and long-term disability benefits are reinsured on a yearly renewable term basis. The agreements provide that Sun Life (Canada) will reinsure the mortality risks in excess of $50,000 per policy for group life insurance contracts and $3,000 per policy per month for the group long-term disability contracts ceded by the Company. Reinsurance transactions under these agreements had the effect of increasing income from operations by $139,000 for the year ended December 31, 1997, decreasing income from operations by $500,000 for the year ended December 31, 1996 and increasing income from operations by $652,000 for the year ended December 31, 1995.

The group life and long-term disability reinsurance agreements require that the reinsurer provide funds in amounts equal to the reserves ceded.

The following are summarized proforma results of operations of the Company for the years ended December 31, 1997, 1996 and 1995 before the effect of reinsurance transactions with Sun Life (Canada).

                                           YEARS ENDED DECEMBER 31,
                                          ---------------------------
                                            1997     1996      1995
                                          --------  -------  --------
                                                  (IN 000'S)
Income:
    Premiums, annuity deposits and other
     revenues                             $142,915  $85,947  $ 86,819
    Net investment income                    9,343   13,019    19,204
                                          --------  -------  --------
    Subtotal                               152,258   98,966   106,023
                                          --------  -------  --------
Benefits and expenses:
    Policyholder benefits                  101,371   64,328    61,720
    Other expenses                          45,538   29,357    41,557
                                          --------  -------  --------
    Subtotal                               146,909   93,685   103,277
                                          --------  -------  --------
Income from operations                    $  5,349  $ 5,281  $  2,746
                                          --------  -------  --------
                                          --------  -------  --------

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-Owned Subsidiary of Sun Life Assurance Company Of Canada (U.S.)) NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

7.  WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT
LIABILITIES:
Withdrawal characteristics of general account and separate account annuity reserves and deposits:

                                                                         DECEMBER 31, 1997
                                                                        --------------------
                                                                         AMOUNT   % OF TOTAL
                                                                        --------  ----------
                                                                             (IN 000'S)
Subject to discretionary withdrawal:
  --with market value adjustment                                        $120,764     21.40%
  --at book value less surrender charges (surrender charge > 5%)          13,811      2.40
  --at book value (minimal or no charge or adjustment)                   410,484     72.70
Not subject to discretionary withdrawal provision                         19,972      3.50
                                                                        --------  ----------
Total annuity actuarial reserves and deposit liabilities                $565,031    100.00%
                                                                        --------  ----------
                                                                        --------  ----------

                                                                         DECEMBER 31, 1996
                                                                        --------------------
                                                                         AMOUNT   % OF TOTAL
                                                                        --------  ----------
                                                                             (IN 000'S)
Subject to discretionary withdrawal:
  --with market value adjustment                                        $ 92,135     19.60%
  --at book value less surrender charges (surrender charge > 5%)          38,668      8.20
  --at book value (minimal or no surrender charge or adjustment)         318,886     67.90
Not subject to discretionary withdrawal provision                         20,326      4.30
                                                                        --------  ----------
Total annuity actuarial reserves and deposit liabilities                $470,015    100.00%
                                                                        --------  ----------
                                                                        --------  ----------

8.  RETIREMENT PLANS:
The Company participates with Sun Life (Canada) and Sun Life of Canada (U.S.) in a noncontributory defined benefit pension plan covering essentially all employees. The benefits are based on years of service and compensation.

The funding policy for the pension plan is to contribute an amount which at least satisfies the minimum amount required by ERISA; the plan is currently fully funded. The Company is charged for its share of the pension cost based upon its covered participants. Pension plan assets consist principally of a variable accumulation fund contract held in a separate account of Sun Life (Canada).

The Company's share of the group's accrued pension cost at December 31, 1997, 1996 and 1995 was $211,000, $178,000 and $97,000, respectively. The Company's share of net periodic pension cost was $33,000, $81,000 and $18,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

The Company also participates with Sun Life (Canada), Sun Life of Canada (U.S.) and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. The Company matches, up to specified amounts, employees' contributions to the plan. Employer contributions were $28,000, $27,000 and $21,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

OTHER POST-RETIREMENT BENEFIT PLANS

In addition to pension benefits, the Company provides certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Substantially all employees may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-Owned Subsidiary of Sun Life Assurance Company Of Canada (U.S.)) NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

8.  RETIREMENT PLANS (CONTINUED):
early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount. The expense recognized in the financial statements relative to this plan was $16,000 in 1997, $8,000 in 1996 and $7,000 in 1995.

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS:
The following table presents the carrying amounts and fair values of the Company's financial instruments at December 31, 1997 and 1996:

                                                      1997                            1996
                                          -----------------------------   -----------------------------
                                             CARRYING                        CARRYING
                                              AMOUNT        FAIR VALUE        AMOUNT        FAIR VALUE
                                          --------------   ------------   --------------   ------------
                                                                   (IN 000'S)
ASSETS:
Bonds                                        $ 71,109        $ 72,537        $ 81,650        $   83,601
Mortgages                                      25,787          26,557          40,432            41,196
                                              -------      ------------   --------------   ------------
Total                                        $ 98,896        $ 99,094        $122,082        $  124,797
                                              -------      ------------   --------------   ------------
                                              -------      ------------   --------------   ------------
LIABILITIES:
Individual annuities                         $ 40,479        $ 38,177        $ 70,166        $   68,830
                                              -------      ------------   --------------   ------------
                                              -------      ------------   --------------   ------------

The major methods and assumptions used in estimating the fair values of financial instruments are as follows:

The fair values of short-term bonds are estimated to be the amortized cost. The fair values of long-term bonds which are publicly traded are based upon market prices or dealer quotes. For privately placed bonds, fair values are estimated using prices for publicly traded bonds of similar credit risk, maturity, repayment and liquidity characteristics.

The fair values of the Company's general account reserves and liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

10. STATUTORY INVESTMENT VALUATION RESERVES:
The asset valuation reserve ("AVR") provides a reserve for losses from investments in bonds, mortgage loans, real-estate and other invested assets with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rate risk are charged or credited to an IMR and amortized into income over the remaining contractual life of the security sold.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-Owned Subsidiary of Sun Life Assurance Company Of Canada (U.S.)) NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

10. STATUTORY INVESTMENT VALUATION RESERVES (CONTINUED):
The table shown below presents changes in the major elements of the AVR and IMR.

                                                                   1997            1996
                                                              --------------  --------------
                                                               AVR     IMR     AVR     IMR
                                                              ------  ------  ------  ------
                                                                (IN 000'S)      (IN 000'S)
Balance, beginning of year                                    $1,845  $1,174  $1,546  $1,648
Net realized capital gains (losses), net of tax                  183     231    (439)    230
Amortization of net investment gains                              --    (519)     --    (704)
Unrealized investment gains                                      138      --     702      --
Required by formula                                             (820)     --      36      --
                                                              ------  ------  ------  ------
Balance, end of year                                          $1,346  $  886  $1,845  $1,174
                                                              ------  ------  ------  ------
                                                              ------  ------  ------  ------

11. LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES:
Activity in the liability for unpaid claims and claim adjustment expense is summarized below (in 000's).

                                                               1997     1996     1995
                                                              -------  -------  -------
Balance, January 1                                            $ 6,129  $ 4,320  $ 2,322
Claims incurred                                                 9,008    5,061    4,789
Claims paid                                                    (4,898)  (3,252)  (2,791)
                                                              -------  -------  -------
Balance, December 31                                          $10,239  $ 6,129  $ 4,320
                                                              -------  -------  -------
                                                              -------  -------  -------

The information presented above includes unpaid benefit claims and claim adjustment expenses for the group life and group long-term disability contracts. As of December 31, 1997, the unpaid claim and claim adjustment liability for these contracts is included in Policy Reserves.

12. FEDERAL INCOME TAXES:
The Company files a consolidated federal income tax return with Sun Life of Canada (U.S.) and other affiliates. Federal income taxes are calculated as if the Company filed a return as a separate company. No provision is recognized for timing differences which may exist between financial statement and taxable income. Such differences include reserves, depreciation and accrual of market discount on bonds. The Company made cash payments to Sun Life of Canada (U.S.) of $1,938,000, $2,797,000 and $2,421,000 during 1997, 1996 and 1995, respectively.

13. LEASE COMMITMENTS:
The Company leases two separate facilities for its annuity operations and group sales office. Both leases commenced in March 1994.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-Owned Subsidiary of Sun Life Assurance Company Of Canada (U.S.)) NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

13. LEASE COMMITMENTS (CONTINUED):
Future minimum lease commitments are as follows:

 YEAR ENDING DECEMBER 31,
 ------------------------------  AMOUNT
                                 ------
                                  (IN
                                 000'S)
 1998                            $ 354
 1999                              305
 2000                              237
 2001                              237
 2002                              237
 Thereafter                        275
                                 ------
 Total                           $1,645
                                 ------
                                 ------

Rent expense under these and prior leases in 1997, 1996 and 1995 amounted to $348,000, $336,000 and $336,000, respectively.

14. MANAGEMENT AND SERVICE CONTRACTS:
The Company has agreements with Sun Life (Canada) which provide that Sun Life (Canada) will furnish to the Company, as requested, personnel as well as certain investment, actuarial and administrative services on a cost reimbursement basis. Expenses under these agreements amounted to approximately $1,155,000 in 1997, $1,866,000 in 1996 and $1,741,000 in 1995.

15. RISK-BASED CAPITAL:
Effective December 31, 1993, the NAIC adopted risk-based capital requirements for life insurance companies. The risk-based capital requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting practices, taking into account the risk characteristics of its investments and products. The Company has met the minimum risk-based capital requirements at December 31, 1997 and 1996.

16. ACCOUNTING POLICIES AND PRINCIPLES:
The financial statements of the Company have been prepared on the basis of statutory accounting practices which, prior to 1996, were considered by the insurance industry and the accounting profession to be in accordance with GAAP for mutual life insurance companies. The primary differences between statutory accounting and GAAP are described as follows. Statutory accounting practices do not recognize the following assets or liabilities which are reflected under GAAP; deferred acquisition costs, deferred federal income taxes and statutory non admitted assets. AVR and IMR are established under statutory accounting practices but not under GAAP. Methods for calculating real estate depreciation and investment valuation allowances differ under statutory accounting practices and GAAP. Premiums for investment-type products are recognized as income for statutory purposes and as deposits to policyholders' accounts for GAAP.

Because the Company's management uses financial information prepared in conformity with accounting policies generally accepted in Canada in the normal course of business, the management of the Company has determined that the cost of complying with Statement No. 120 would exceed the benefits that the Company, or the users of its financial statements, would experience. Consequently, the Company has elected not to apply such standards in the preparation of these financial statements.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS
SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

We have audited the accompanying statutory statements of admitted assets, liabilities and capital stock and surplus of Sun Life Insurance and Annuity Company of New York ("the Company") as of December 31, 1997 and 1996, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 16 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of Sun Life Insurance and Annuity Company of New York as of December 31, 1997 and 1996, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1997 on the basis of accounting described in Notes 1 and 16.

However, because of the effects of the matter discussed in the second preceding paragraph, in our opinion, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Sun Life Insurance and Annuity Company of New York as of December 31, 1997 and 1996 or the results of its operations or its cash flow for each of the three years in the period ended December 31, 1997.

As management has stated in Note 16, because the Company's management uses financial information prepared in accordance with accounting principles generally accepted in Canada in the normal course of business, the management of Sun Life Insurance and Annuity Company of New York has determined that the cost of complying with Statement No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts, would exceed the benefits that the Company, or the users of its financial statements would experience. Consequently, the Company has elected not to apply such standards in the preparation of these financial statements.

DELOITTE & TOUCHE LLP
February 5, 1998

                                   APPENDIX A
                               THE FIXED ACCOUNT

    THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE IN THIS APPENDIX A HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

A WORD ABOUT THE FIXED ACCOUNT

    The Fixed Account is made up of all of the general assets of the Company other than those allocated to any separate account. Purchase Payments will be allocated to the Fixed Account as elected by the Owner at the time of purchase or as subsequently changed. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such Fixed Account assets will be allocated between the Company and the contracts participating in the Fixed Account, in accordance with the terms of such contracts.

    Annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition, the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

    Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The Company expects to derive a profit from this compensation. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company. However, the Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. The Company may credit interest at a rate in excess of 4% per year; however, the Company is not obligated to credit any interest in excess of 4% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on information as to expected investment yields. Some of the factors that the Company may consider in determining whether to credit interest to amounts allocated to the Fixed Account and the amount thereof are general economic trends, rates of return currently available and anticipated on the Company's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEED OF 4% FOR ANY GIVEN YEAR.

    The Company is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in the Company's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners and to its sole stockholder.

    Excess interest, if any, will be credited on the fixed accumulation value. The Company guarantees that, at any time, the fixed accumulation value will not be less than the amount of Purchase Payments allocated to the Fixed Account, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which the Company may, in its discretion, credit to the Fixed Account, less the sum of all administrative or withdrawal charges, any applicable premium taxes, and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge (see "Withdrawal Charges" in the Prospectus). In no event will the portion of the contract maintenance charge that is deducted from the Fixed Account cause the Contract's fixed accumulation value (adjusted for any cash withdrawals) to increase by less than 4% per year.

    If on any Contract Anniversary the rate at which the Company credits interest to amounts allocated to the Fixed Account under the Contract is less than 80% of the average discount rate on 52-week United States Treasury Bills for the most recent auction prior to the Contract Anniversary on which the declared interest rate becomes applicable, then during the 45-day period after the Contract Anniversary the Owner may elect to receive the value of the Contract's Accumulation Account without assessment of a withdrawal charge. Such withdrawal may, however, result in adverse tax consequences (see "Federal Tax Status").

    The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by the Company.

FIXED ACCUMULATION VALUE
(1) CREDITING FIXED ACCUMULATION UNITS

    Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the net Purchase Payment to be allocated to the Fixed Account in accordance with the allocation factor will be credited to the Accumulation Account in the form of Fixed Accumulation Units. The number of Fixed Accumulation Units to be credited is determined by dividing the dollar amount allocated to the Fixed Account by the Fixed Accumulation Unit value for the Contract for the Valuation Period during which the Purchase Payment is received by the Company.

(2) FIXED ACCUMULATION UNIT VALUE

    A Fixed Accumulation Unit value is established at $10.00 for the first Valuation Period of the calendar month in which the Contract is issued and will increase for each successive Valuation Period as interest is accrued. All Contracts issued in a particular calendar month and at a particular rate of interest, as specified in advance by the Company from time to time, will use the same series of Fixed Accumulation Unit values throughout the first Contract Year.

    At the first Contract Anniversary the Fixed Accumulation Units credited to a Contract's Accumulation Account will be exchanged for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Contract Year as interest is accrued at a rate which shall have been determined by the Company prior to the first day of each Contract Year.

    The Company will credit interest to the Contract's Fixed Accumulation Account at a rate of not less than 4% per year, compounded annually. Once the rate applicable to a specific Contract is established by the Company, it may not be changed for the balance of the Contract Year. Additional Payments made during the Contract Year will be credited with interest for the balance of the Contract Year at the rate applicable at the beginning of that Contract Year. The Fixed Accumulation Unit value for the Contract for any Valuation Period is the value determined as of the end of such Valuation Period.

(3) FIXED ACCUMULATION VALUE

    The fixed accumulation value of a Contract, if any, for any Valuation Period is equal to the value of the Fixed Accumulation Units credited to the Accumulation Account for such Valuation Period.

LOANS FROM THE FIXED ACCOUNT (QUALIFIED CONTRACTS ONLY)

    Loans will be permitted from the Contract's Fixed Accumulation Account (to the extent permitted by the retirement plan for which the Contract is purchased) UNDER QUALIFIED CONTRACTS ONLY. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement program legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed minimum guarantee accumulation account in the Company's general account where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years.

    The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Commencement Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

FIXED ANNUITY PAYMENTS

    The dollar amount of each fixed annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on a minimum guaranteed interest rate of 4% per year, or, if more favorable to the Payee(s), in accordance with the Single Premium Immediate Settlement Rates published by the Company and in use on the Annuity Commencement Date.

                                   APPENDIX B

ILLUSTRATIVE EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATIONS

    Suppose the net asset value of a particular Series Fund share at the end of the current Valuation Period is $18.38; at the end of the immediately preceding Valuation Period is $18.32; the Valuation Period is one day; no dividends or distributions caused the particular Series Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks of .00003539 (the daily equivalent of the current charge of 1.3% on an annual basis) gives a net investment factor of 1.00323972. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been 14.5645672, the value for the current Valuation Period would be 14.6117523 (14.5645672 X 1.00323972).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY UNIT VALUE CALCULATIONS

    Suppose the circumstances of the first example exist, and the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Annuity Unit for the current Valuation Period would be 12.3843446 (12.3456789 X 1.0032372 X 0.99989255).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATIONS

    Suppose that the Accumulation Account of a deferred Contract is credited with 8,765.4321 Variable Accumulation Units of a particular Sub-Account but is not credited with any Fixed Accumulation Units; that the Variable Accumulation Unit value and the Annuity Unit value for the particular Sub-Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date are 14.5645672 and 12.3456789, respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the Annuity Unit value on the day prior to the second variable annuity payment date is 12.3843446. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5645672 X 6.78 divided by 1,000). The number of Annuity Units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.28 (70.1112 X 12.3843446).

                                   APPENDIX C
                       WITHDRAWALS AND WITHDRAWAL CHARGES

    Suppose, for example, that the initial Purchase Payment under a Contract was $2,000, and that $2,000 Purchase Payments were made on each Contract Anniversary thereafter. The maximum free withdrawal amount would be $200, $400, $600, $800, and $1,000 in Contract Years 1, 2, 3, 4, and 5, respectively; these amounts are determined as 10% of the new Payments (as new Payments are defined in each Contract Year).

    In years after the 5th, the maximum free withdrawal amount will be increased by any old Payments which have not already been liquidated. Continuing the example, consider a partial withdrawal of $4,500 made during the 7th Contract Year. Let us consider this withdrawal under two sets of circumstances, first where there were no previous partial withdrawals, and second where there had been an $800 cash withdrawal payment made in the 5th Contract Year.

    1. In the first instance, there were no previous partial withdrawals. The maximum free withdrawal amount in the 7th Contract Year is then $5,000, which consists of $4,000 in old Payments ($2,000 from each of the first two Contract Years) and $1,000 as 10% of the new Payments in years 3-7. Because the $4,500 partial withdrawal is less than the maximum free withdrawal amount of $5,000, no withdrawal charge would be imposed.

        This withdrawal would liquidate the Purchase Payments which were made in Contract Years 1 and 2, and would liquidate $500 of the Purchase Payment which was made in Contract Year 3.

    2. In the second instance, an $800 cash withdrawal payment had been made in the 5th Contract Year. Because the cash withdrawal payment was less than the $1,000 maximum free withdrawal amount in the 5th Contract Year, no surrender charge would have been imposed. The $800 cash withdrawal payment would have liquidated $800 of the Purchase Payment in the 1st Contract Year.

        As a consequence, the maximum free withdrawal amount in the 7th Contract Year is only $4,200, consisting of $3,200 in old Payments ($1,200 remaining from year 1 and $2,000 from year 2) and $1,000 as 10% of new Payments. A $4,500 partial withdrawal exceeds the maximum free withdrawal amount by $300. Therefore the amount subject to the withdrawal charge is $300 and the withdrawal charge is $300 X 0.05, or $15. The amount of the cash withdrawal payment is the $4,500 partial withdrawal, minus the $15 withdrawal charge, or $4,485. The $4,500 partial withdrawal would be charged to the Contract's Accumulation Account in the form of cancelled Accumulation Units.

        This withdrawal would liquidate the remaining $1,200 from the Purchase Payment in Contract Year 1, the full $2,000 Purchase Payment from Contract Year 2, and $1,300 of the Payment from Contract Year 3.

    Suppose that the Owner of the Contract wanted to make a full surrender of the Contract in year 7 instead of a $4,500 partial withdrawal. The consequences would be as follows:

    1. In the first instance, where there were no previous cash withdrawal payments, we know from above that the maximum free withdrawal amount in the 7th Contract Year is $5,000. The sum of the old and new Payments not previously liquidated is $14,000 ($2,000 from each Contract Year). The amount subject to the withdrawal charge is thus $9,000. The withdrawal charge on full surrender would then be $9,000 X 0.05 or $450.

    2. In the second instance, where $800 had previously been withdrawn, we know from above that the maximum free withdrawal amount in the 7th Contract Year is $4,200. The sum of old and new Payments not previously liquidated is $14,000 less the $800 which was previously liquidated, or $13,200. The amount subject to the withdrawal charge is still $9,000 ($13,200 - $4,200). The withdrawal charge on full surrender would thus be the same as in the first example.

                       SUN LIFE INSURANCE AND ANNUITY COMPANY OF
                       NEW YORK
                       Annuity Service Mailing Address:
                       80 Broad Street
                       New York, New York 10004

                       GENERAL DISTRIBUTOR
                       Clarendon Insurance Agency, Inc.
                       One Sun Life Executive Park
                       Wellesley Hills, Massachusetts 02181

                       LEGAL COUNSEL
                       Covington & Burling
                       1201 Pennsylvania Avenue, N.W.
                       P.O. Box 7566
                       Washington, D.C. 20044

                       AUDITORS
                       Deloitte & Touche LLP
                       125 Summer Street
                       Boston, Massachusetts 02110

                       CO2NY-13 5/98